Exhibit 99

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-H $682,054,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

August 9, 2005

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Table of Contents

Preliminary Summary of Certificates (To Roll)	pg. 3

Preliminary Summary of Certificates (To Maturity)	pg. 4

Preliminary Summary of Terms	pg. 5

Preliminary Credit Support	pg. 12

Preliminary Priority of Distributions	pg. 12

Preliminary Bond Summary (To Roll)	pg. 13

Preliminary Bond Summary (To Maturity)	pg. 17

Banc of America Securities LLC	2

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Certificates

To Roll (1)

Class	Approx. Size (2)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Maturity to Roll @ 25% CPB	Delay Days	Expected Ratings (Fitch/S&P)
Offered Certificates
1-A-1	$61,273,000	Variable – Pass-Through (3)	1.96	1-36	8/25/2008	24	AAA /AAA
1-A-2	3,526,000	Variable – Pass-Through (3)	1.96	1-36	8/25/2008	24	AAA / AAA
2-A-1	200,000,000	Variable – Pass-Through (4)	2.57	1-60	8/25/2010	24	AAA / AAA
2-A-2	11,507,000	Variable – Pass-Through (4)	2.57	1-60	8/25/2010	24	AAA / AAA
2-A-3	132,050,000	Variable – Sequential (4)	1.40	1-40	12/25/2008	24	AAA / AAA
2-A-4	32,171,000	Variable – Sequential (4)	4.15	40-59	7/25/2010	24	AAA / AAA
2-A-5	43,886,000	Variable – Sequential (4)	4.95	59-60	8/25/2010	24	AAA / AAA
3-A-1	112,843,000	Variable – Pass-Through (5)	2.91	1-84	8/25/2012	24	AAA / AAA
3-A-2	6,493,000	Variable – Pass-Through (5)	2.91	1-84	8/25/2012	24	AAA / AAA
4-A-1	74,044,000	Variable – Pass-Through (6)	3.19	1-120	8/25/2015	24	AAA / AAA
4-A-2	4,261,000	Variable – Pass-Through (6)	3.19	1-120	8/25/2015	24	AAA / AAA

Not Offered Hereunder
B-1	$13,784,000						N.A.
B-2	4,594,000						N.A.
B-3	2,474,000						N.A.
B-4	1,413,000						N.A.
B-5	1,061,000						N.A.
B-6	1,411,737						N.A.
1-A-R	100						N.A.

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of August 2008, August 2010, August 2012 and August 2015 respectively.

(2)	Class sizes are subject to change.

(3)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC	3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Certificates

To Maturity

Class	Approx. Size (1)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos) (2)	Expected Final Maturity (2)	Delay Days	Expected Ratings (Fitch/S&P)
Offered Certificates
1-A-1	$61,273,000	Variable – Pass-Through (3)	3.29	1-360	8/25/2035	24	AAA / AAA
1-A-2	3,526,000	Variable – Pass-Through (3)	3.29	1-360	8/25/2035	24	AAA / AAA
2-A-1	200,000,000	Variable – Pass-Through (4)	3.31	1-360	8/25/2035	24	AAA / AAA
2-A-2	11,507,000	Variable – Pass-Through (4)	3.31	1-360	8/25/2035	24	AAA / AAA
2-A-3	132,050,000	Variable – Sequential (4)	1.40	1-40	12/25/2008	24	AAA / AAA
2-A-4	32,171,000	Variable – Sequential (4)	4.17	40-62	10/25/2010	24	AAA / AAA
2-A-5	43,886,000	Variable – Sequential (4)	8.41	62-360	8/25/2035	24	AAA / AAA
3-A-1	112,843,000	Variable – Pass-Through (5)	3.30	1-360	8/25/2035	24	AAA / AAA
3-A-2	6,493,000	Variable – Pass-Through (5)	3.30	1-360	8/25/2035	24	AAA / AAA
4-A-1	74,044,000	Variable – Pass-Through (6)	3.35	1-360	8/25/2035	24	AAA / AAA
4-A-2	4,261,000	Variable – Pass-Through (6)	3.35	1-360	8/25/2035	24	AAA / AAA

(1)	Class sizes are subject to change.

(2)	Estimated Principal Window (except with respect to the Sequential Senior Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC	4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Terms

Transaction:	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2005-H

Lead Manager (Book Runner):	Banc of America Securities LLC

Co-Managers:	Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Seller and Servicer:	Bank of America, N.A.

Trustee:	Wells Fargo Bank, N.A.

Rating Agencies:	Fitch Ratings and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Transaction Size:	$706,791,837

Securities Offered:

$61,273,000 Class 1-A-1 Certificates

$3,526,000 Class 1-A-2 Certificates

$200,000,000 Class 2-A-1 Certificates

$11,507,000 Class 2-A-2 Certificates

$132,050,000 Class 2-A-3 Certificates

$32,171,000 Class 2-A-4 Certificates

$43,886,000 Class 2-A-5 Certificates

$112,843,000 Class 3-A-1 Certificates

$6,493,000 Class 3-A-2 Certificates

$74,044,000 Class 4-A-1 Certificates

$4,261,000 Class 4-A-2 Certificates

Group 1 Collateral:	3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 72.70% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:	5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 68.24% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.52% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:	7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 56.95% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Banc of America Securities LLC	5

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Terms

Group 4 Collateral:	10/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 78.78% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:	Week of August 8, 2005

Expected Closing Date:	On or about August 30, 2005

Distribution Date:	25th of each month, or the next succeeding business day (First Distribution Date: September 26, 2005)

Cut-Off Date:	August 1, 2005

Class A Certificates:	Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates (the “Class A Certificates”). The Class 1-A-R Certificate is not offered hereunder.

Subordinate Certificates:	Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the “Class B Certificates”). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:	Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2-A Certificates:	Class 2-A-1, 2-A-2, 2-A-3, 2-A-4 and 2-A-5 Certificates

Group 3-A Certificates:	Class 3-A-1 and 3-A-2 Certificates

Group 4-A Certificates:	Class 4-A-1 and 4-A-2 Certificates

Super Senior Certificates:	Class 1-A-1, 2-A-1, 3-A-1 and 4-A-1 Certificates

Super Senior Support Certificates:	Class 1-A-2, 2-A-2, 3-A-2 and 4-A-2 Certificates

Sequential Senior Certificates:	Class 2-A-3, 2-A-4 and 2-A-5 Certificates

Day Count:	30/360

Prepayment Speed:	25% CPB

Clearing:	DTC, Clearstream and Euroclear

	Original Certificate Form	Minimum Denominations	Incremental Denominations
Denominations:
Class A Offered Certificates	Book Entry	$1,000	$1

SMMEA Eligibility:	The Class A Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Banc of America Securities LLC	6

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Terms

Tax Structure:	REMIC

Optional Clean-up Call:	Any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid Principal Balance as of the Cut-Off Date (“Cut-Off Date Pool Principal Balance”).

Principal Distribution:	Principal will be allocated to the certificates according to the Priority of Distributions: The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the Class 1-A-R Certificate and then to the Class 1-A-1 and 1-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Group 2-A Certificates as follows, concurrently, (i) approximately 50.4051342424% to the Class 2-A-1 and 2-A-2 Certificates, pro rata, until their class balances have been reduced to zero, and (ii) sequentially, as follows, approximately 49.5948657576% to the Class 2-A-3, 2-A-4 and 2-A-5 Certificates, in that order, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 and 3-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 and 4-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups. (Please see the Preliminary Priority of Distributions section.)

Interest Accrual:	Interest will accrue on the Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on August 1, 2005. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Banc of America Securities LLC	7

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Terms

Administrative Fee:	The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The “Administrative Fees” consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the “Servicing Fee”) and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the “Administrative Fee Rate”) equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The “Trustee Fee Rate” will be 0.0025% per annum. The Servicing Fee Rate for Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:	The aggregate servicing fee payable to the Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:	As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:	The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof and any compensating interest allocable to the Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer’s normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Banc of America Securities LLC	8

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Terms

Senior Percentage:	The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:	The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:	The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

Banc of America Securities LLC	9

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Terms

Senior Prepayment Percentage:	For the following Distribution Dates, will be as follows:

	Distribution Date	Senior Prepayment Percentage
	September 2005 through August 2012	100%;

	September 2012 through August 2013	the applicable Senior Percentage plus, 70% of the applicable Subordinate Percentage;

	September 2013 through August 2014	the applicable Senior Percentage plus, 60% of the applicable Subordinate Percentage;

	September 2014 through August 2015	the applicable Senior Percentage plus, 40% of the applicable Subordinate Percentage;

	September 2015 through August 2016	the applicable Senior Percentage plus, 20% of the applicable Subordinate Percentage;

	September 2016 and thereafter	the applicable Senior Percentage;

provided, however,

(i)     if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the “Total Senior Percentage”) exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

(ii)    if for each Group of Certificates on any Distribution Date prior to the September 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the “Total Subordinate Percentage”) is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

(iii)  if for each Group of Certificates on or after the September 2008 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

Banc of America Securities LLC	10

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Terms

Principal Amount:	The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:	The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution Amount:	The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date.

Banc of America Securities LLC	11

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

Preliminary Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

Banc of America Securities LLC	12

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Roll (1)

1-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.907	4.885	4.872	4.857	4.841	4.802	4.753
Average Life (Years)	2.720	2.321	2.136	1.962	1.797	1.498	1.233
Modified Duration	2.478	2.124	1.960	1.805	1.658	1.390	1.151
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2008	08/25/2008	08/25/2008	08/25/2008	08/25/2008	08/25/2008	08/25/2008
Principal # Months	36	36	36	36	36	36	36

1-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-21	5.046	5.047	5.047	5.047	5.048	5.049	5.051
Average Life (Years)	2.720	2.321	2.136	1.962	1.797	1.498	1.233
Modified Duration	2.475	2.121	1.957	1.801	1.655	1.386	1.147
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2008	08/25/2008	08/25/2008	08/25/2008	08/25/2008	08/25/2008	08/25/2008
Principal # Months	36	36	36	36	36	36	36

2-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-04	5.028	5.069	5.093	5.121	5.153	5.228	5.324
Average Life (Years)	4.300	3.324	2.925	2.573	2.263	1.751	1.355
Modified Duration	3.755	2.932	2.593	2.294	2.028	1.587	1.242
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010
Principal # Months	60	60	60	60	60	60	60

2-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 98-27	5.103	5.166	5.203	5.245	5.292	5.407	5.553
Average Life (Years)	4.300	3.324	2.925	2.573	2.263	1.751	1.355
Modified Duration	3.752	2.928	2.589	2.289	2.023	1.582	1.238
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010
Principal # Months	60	60	60	60	60	60	60

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of August 2008, August 2010, August 2012 and August 2015, respectively.

Banc of America Securities LLC	13

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Roll (1)

2-A-3

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-18	4.914	4.934	4.950	4.968	4.987	5.030	5.079
Average Life (Years)	3.905	2.386	1.790	1.400	1.138	0.806	0.603
Modified Duration	3.432	2.152	1.645	1.304	1.069	0.766	0.577
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	07/25/2010	07/25/2010	11/25/2009	12/25/2008	04/25/2008	07/25/2007	01/25/2007
Principal # Months	59	59	51	40	32	23	17

2-A-4

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 98-04	5.242	5.247	5.255	5.307	5.398	5.603	5.842
Average Life (Years)	4.985	4.905	4.798	4.150	3.355	2.347	1.739
Modified Duration	4.319	4.257	4.174	3.659	3.013	2.158	1.621
Principal Window Begin	07/25/2010	07/25/2010	11/25/2009	12/25/2008	04/25/2008	07/25/2007	01/25/2007
Principal Window End	08/25/2010	08/25/2010	07/25/2010	07/25/2010	10/25/2009	07/25/2008	10/25/2007
Principal # Months	2	2	9	20	19	13	10

2-A-5

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 98-11	5.191	5.191	5.192	5.193	5.199	5.246	5.329
Average Life (Years)	4.986	4.986	4.966	4.948	4.848	4.157	3.338
Modified Duration	4.321	4.321	4.306	4.292	4.214	3.660	2.985
Principal Window Begin	08/25/2010	08/25/2010	07/25/2010	07/25/2010	10/25/2009	07/25/2008	10/25/2007
Principal Window End	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010
Principal # Months	1	1	2	2	11	26	35

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of August 2008, August 2010, August 2012 and August 2015, respectively.

Banc of America Securities LLC	14

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Roll (1)

3-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-10	5.213	5.241	5.257	5.277	5.298	5.350	5.415
Average Life (Years)	5.687	4.024	3.415	2.907	2.483	1.838	1.384
Modified Duration	4.732	3.421	2.934	2.523	2.178	1.644	1.260
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2012	08/25/2012	08/25/2012	08/25/2012	08/25/2012	08/25/2012	08/25/2012
Principal # Months	84	84	84	84	84	84	84

3-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 98-30	5.292	5.351	5.386	5.426	5.472	5.580	5.714
Average Life (Years)	5.687	4.024	3.415	2.907	2.483	1.838	1.384
Modified Duration	4.725	3.413	2.925	2.515	2.170	1.637	1.253
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2012	08/25/2012	08/25/2012	08/25/2012	08/25/2012	08/25/2012	08/25/2012
Principal # Months	84	84	84	84	84	84	84

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of August 2008, August 2010, August 2012 and August 2015, respectively.

Banc of America Securities LLC	15

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Roll (1)

4-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-07	5.318	5.356	5.379	5.405	5.434	5.503	5.586
Average Life (Years)	7.617	4.786	3.882	3.185	2.644	1.888	1.398
Modified Duration	5.938	3.894	3.222	2.694	2.275	1.673	1.267
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2015	08/25/2015	08/25/2015	08/25/2015	08/25/2015	08/25/2015	08/25/2015
Principal # Months	120	120	120	120	120	120	120

4-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 98-26	5.386	5.461	5.506	5.557	5.614	5.748	5.909
Average Life (Years)	7.617	4.786	3.882	3.185	2.644	1.888	1.398
Modified Duration	5.928	3.882	3.210	2.683	2.265	1.664	1.260
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2015	08/25/2015	08/25/2015	08/25/2015	08/25/2015	08/25/2015	08/25/2015
Principal # Months	120	120	120	120	120	120	120

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of August 2008, August 2010, August 2012 and August 2015, respectively.

Banc of America Securities LLC	16

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Maturity

1-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	5.762	5.527	5.418	5.315	5.219	5.047	4.896
Average Life (Years)	11.794	5.500	4.171	3.295	2.681	1.888	1.396
Modified Duration	7.581	4.239	3.388	2.778	2.323	1.696	1.284
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	01/25/2033
Principal # Months	360	360	360	360	360	360	329

1-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-21	5.807	5.608	5.519	5.439	5.367	5.249	5.164
Average Life (Years)	11.794	5.500	4.171	3.295	2.681	1.888	1.396
Modified Duration	7.561	4.224	3.375	2.767	2.314	1.689	1.278
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	07/25/2035	08/25/2029
Principal # Months	360	360	360	360	360	359	288

2-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-04	5.684	5.455	5.379	5.325	5.294	5.289	5.346
Average Life (Years)	11.906	5.533	4.190	3.305	2.687	1.889	1.396
Modified Duration	7.775	4.295	3.413	2.785	2.320	1.685	1.271
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	04/25/2034
Principal # Months	360	360	360	360	360	360	344

2-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 98-27	5.720	5.521	5.462	5.427	5.416	5.458	5.569
Average Life (Years)	11.906	5.533	4.190	3.305	2.687	1.889	1.396
Modified Duration	7.759	4.282	3.402	2.776	2.312	1.679	1.266
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	01/25/2031
Principal # Months	360	360	360	360	360	360	305

Banc of America Securities LLC	17

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Maturity

2-A-3

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-18	5.372	4.950	4.950	4.968	4.987	5.030	5.079
Average Life (Years)	6.521	2.425	1.790	1.400	1.138	0.806	0.603
Modified Duration	5.167	2.182	1.645	1.304	1.069	0.766	0.577
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	11/25/2019	05/25/2011	11/25/2009	12/25/2008	04/25/2008	07/25/2007	01/25/2007
Principal # Months	171	69	51	40	32	23	17

2-A-4

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 98-04	5.885	5.528	5.340	5.309	5.398	5.603	5.842
Average Life (Years)	16.870	7.129	5.338	4.168	3.355	2.347	1.739
Modified Duration	10.781	5.842	4.577	3.673	3.013	2.158	1.621
Principal Window Begin	11/25/2019	05/25/2011	11/25/2009	12/25/2008	04/25/2008	07/25/2007	01/25/2007
Principal Window End	04/25/2025	05/25/2014	03/25/2012	10/25/2010	10/25/2009	07/25/2008	10/25/2007
Principal # Months	66	37	29	23	19	13	10

2-A-5

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 98-11	5.941	5.793	5.691	5.576	5.467	5.364	5.371
Average Life (Years)	24.471	13.715	10.568	8.406	6.858	4.811	3.529
Modified Duration	13.054	9.302	7.766	6.547	5.570	4.122	3.123
Principal Window Begin	04/25/2025	05/25/2014	03/25/2012	10/25/2010	10/25/2009	07/25/2008	10/25/2007
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	04/25/2034
Principal # Months	125	256	282	299	311	326	319

Banc of America Securities LLC	18

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Maturity

3-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-10	5.636	5.447	5.394	5.363	5.351	5.367	5.419
Average Life (Years)	11.960	5.540	4.190	3.303	2.683	1.886	1.393
Modified Duration	7.786	4.271	3.389	2.764	2.303	1.675	1.266
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	09/25/2033
Principal # Months	360	360	360	360	360	360	337

3-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 98-30	5.684	5.535	5.505	5.500	5.515	5.593	5.717
Average Life (Years)	11.960	5.540	4.190	3.303	2.683	1.886	1.393
Modified Duration	7.764	4.254	3.375	2.752	2.293	1.667	1.260
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	07/25/2035	05/25/2030
Principal # Months	360	360	360	360	360	359	297

Banc of America Securities LLC	19

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Maturity

4-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-07	5.571	5.447	5.429	5.431	5.447	5.506	5.586
Average Life (Years)	12.476	5.678	4.268	3.349	2.712	1.898	1.400
Modified Duration	8.050	4.331	3.419	2.780	2.312	1.678	1.267
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	04/25/2033
Principal # Months	360	360	360	360	360	360	332

4-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 98-26	5.622	5.542	5.549	5.579	5.625	5.750	5.910
Average Life (Years)	12.476	5.678	4.268	3.349	2.712	1.898	1.400
Modified Duration	8.025	4.312	3.403	2.767	2.300	1.670	1.260
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	07/25/2035	12/25/2029
Principal # Months	360	360	360	360	360	359	292

Banc of America Securities LLC	20

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

MBS New Issue Term Sheet – Collateral Appendix

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-H $682,054,000 (approximate)

August 9, 2005

1

BoAMS 2005-H $682,054,000 (approximate)

Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 72.70% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$67,149,367

Total Number of Loans		124

Average Loan Principal Balance		$541,527	$359,000 to $1,498,279

WA Gross Coupon		5.367%	4.375% to 6.375%

WA FICO		742	627 to 806

WA Original Term (mos.)		360

WA Remaining Term (mos.)		360	358 to 360

WA OLTV		70.98%	32.69% to 90.29%

WA Months to First Rate Adjustment Date		36 months	34 to 36 months

Gross Margin		2.250%

WA Rate Ceiling		11.367%	10.375% to 12.375%

Geographic Concentration of Mortgaged Properties	CA	44.75%
(Top 5 States) based on the Aggregate Stated	FL	14.48%
Principal Balance	SC	4.64%
	MO	3.47%
	MA	3.46%

Banc of America Securities LLC	2

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	106	$58,187,571.90	86.65%
Second Home	13	6,670,941.98	9.93
Investor Property	5	2,290,852.94	3.41

Total:	124	$67,149,366.82	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 1 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	76	$40,843,004.72	60.82%
PUD-Detached	22	13,327,575.72	19.85
Condominium	21	10,705,213.58	15.94
PUD-Attached	3	1,234,792.17	1.84
3-Family	1	599,373.56	0.89
Cooperative	1	439,407.07	0.65

Total:	124	$67,149,366.82	100.00%

Mortgage Loan Purpose of the Group 1 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	71	$37,634,545.60	56.05%
Refinance-Rate/Term	37	21,504,840.56	32.03
Refinance-Cashout	16	8,009,980.66	11.93

Total:	124	$67,149,366.82	100.00%

Banc of America Securities LLC	3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Geographic Distribution of the Mortgage Properties of the Group 1 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	54	$30,051,788.32	44.75%
Florida	18	9,721,180.59	14.48
South Carolina	7	3,117,785.04	4.64
Missouri	3	2,329,836.28	3.47
Massachusetts	4	2,324,600.00	3.46
New York	3	2,168,000.00	3.23
Georgia	4	2,053,600.00	3.06
Illinois	4	1,889,407.07	2.81
Arizona	3	1,533,600.00	2.28
New Jersey	3	1,369,500.00	2.04
Washington	3	1,327,268.00	1.98
Virginia	3	1,243,592.17	1.85
North Carolina	2	971,000.00	1.45
Colorado	1	965,000.00	1.44
Indiana	1	800,000.00	1.19
Michigan	2	797,000.00	1.19
New Hampshire	1	750,000.00	1.12
Wyoming	1	599,920.00	0.89
Nevada	1	520,000.00	0.77
Utah	1	520,000.00	0.77
Vermont	1	463,559.74	0.69
Oregon	1	439,529.61	0.65
Maryland	1	429,200.00	0.64
District of Columbia	1	386,000.00	0.57
Connecticut	1	378,000.00	0.56

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, no more than approximately 2.23% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC	4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

California State Distribution of the Mortgaged Properties of the Group 1 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	29	$16,001,773.56	53.25%
Southern California	25	14,050,014.76	46.75

Total:	54	$30,051,788.32	100.00%

Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
350,000.01 - 400,000.00	21	$8,105,168.99	12.07%
400,000.01 - 450,000.00	28	12,034,829.97	17.92
450,000.01 - 500,000.00	17	8,062,790.92	12.01
500,000.01 - 550,000.00	13	6,874,600.00	10.24
550,000.01 - 600,000.00	15	8,715,241.96	12.98
600,000.01 - 650,000.00	11	6,882,588.54	10.25
650,000.01 - 700,000.00	1	680,000.00	1.01
700,000.01 - 750,000.00	5	3,647,600.00	5.43
750,000.01 - 800,000.00	3	2,360,800.00	3.52
850,000.01 - 900,000.00	4	3,511,267.00	5.23
900,000.01 - 950,000.00	3	2,811,200.00	4.19
950,000.01 - 1,000,000.00	2	1,965,000.00	2.93
1,000,000.01 - 1,500,000.00	1	1,498,279.44	2.23

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $541,527.

Banc of America Securities LLC	5

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
30.01 - 35.00	4	$1,749,501.03	2.61%
45.01 - 50.00	9	4,924,500.00	7.33
50.01 - 55.00	7	4,174,836.28	6.22
55.01 - 60.00	4	2,998,279.44	4.47
60.01 - 65.00	7	4,319,936.94	6.43
65.01 - 70.00	14	7,795,032.26	11.61
70.01 - 75.00	11	5,599,292.17	8.34
75.01 - 80.00	65	34,123,988.70	50.82
85.01 - 90.00	2	990,000.00	1.47
90.01 - 95.00	1	474,000.00	0.71

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 70.98%.

Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.251 - 4.500	1	$410,000.00	0.61%
4.501 - 4.750	10	4,753,668.00	7.08
4.751 - 5.000	17	9,696,285.04	14.44
5.001 - 5.250	25	14,738,643.65	21.95
5.251 - 5.500	37	19,968,746.51	29.74
5.501 - 5.750	19	9,239,935.43	13.76
5.751 - 6.000	10	5,411,192.17	8.06
6.001 - 6.250	3	1,818,296.02	2.71
6.251 - 6.500	2	1,112,600.00	1.66

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 5.367% per annum.

Banc of America Securities LLC	6

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Gross Margin of the Group 1 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	124	$67,149,366.82	100.00%

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.250% per annum.

Rate Ceilings of the Group 1 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
10.251 - 10.500	1	$410,000.00	0.61%
10.501 - 10.750	10	4,753,668.00	7.08
10.751 - 11.000	17	9,696,285.04	14.44
11.001 - 11.250	25	14,738,643.65	21.95
11.251 - 11.500	37	19,968,746.51	29.74
11.501 - 11.750	19	9,239,935.43	13.76
11.751 - 12.000	10	5,411,192.17	8.06
12.001 - 12.250	3	1,818,296.02	2.71
12.251 - 12.500	2	1,112,600.00	1.66

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.367% per annum.

Banc of America Securities LLC	7

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
June 1, 2008	1	$599,920.00	0.89%
July 1, 2008	50	26,575,618.82	39.58
August 1, 2008	73	39,973,828.00	59.53

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 36 months.

Remaining Terms of the Group 1 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	124	$67,149,366.82	100.00%

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 360 months.

Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	5	$2,524,607.07	3.76%
751 - 800	54	30,385,469.82	45.25
701 - 750	45	23,136,974.13	34.46
651 - 700	16	9,323,215.80	13.88

601 - 650	4	1,779,100.00	2.65

Total:	124	$67,149,366.82	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	8

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 68.24% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately .52% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$434,832,788

Total Number of Loans		815

Average Loan Principal Balance		$533,537	$115,662 to $1,498,644

WA Gross Coupon		5.083%	3.500% to 6.625%

WA FICO		745	623 to 817

WA Original Term (mos.)		360

WA Remaining Term (mos.)		359	299 to 360

WA OLTV		71.34%	12.12% to 94.94%

WA Months to First Rate Adjustment Date		60 months	57 to 60 months

Gross Margin		2.250%

WA Rate Ceiling		10.083%	8.500% to 11.625%

Geographic Concentration of Mortgaged Properties	CA	51.64%
(Top 5 States) based on the Aggregate Stated	FL	8.29%
Principal Balance	VA	6.60%
	IL	5.77%
	MD	4.81%

Banc of America Securities LLC	9

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	746	$398,759,875.99	91.70%
Second Home	65	34,293,618.65	7.89
Investor Property	4	1,779,293.65	0.41

Total:	815	$434,832,788.29	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 2 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	466	$255,205,697.91	58.69%
PUD-Detached	186	100,210,576.86	23.05
Condominium	124	60,063,176.38	13.81
PUD-Attached	29	13,808,912.74	3.18
2-Family	3	1,892,767.20	0.44
Townhouse	4	1,891,072.00	0.43
Cooperative	2	890,585.20	0.20
3-Family	1	870,000.00	0.20

Total:	815	$434,832,788.29	100.00%

Mortgage Loan Purpose of the Group 2 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	537	$281,734,091.98	64.79%
Refinance-Rate/Term	164	96,441,273.12	22.18
Refinance-Cashout	114	56,657,423.19	13.03

Total:	815	$434,832,788.29	100.00%

Banc of America Securities LLC	10

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Geographic Distribution of the Mortgage Properties of the Group 2 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	411	$224,536,157.41	51.64%
Florida	67	36,028,375.08	8.29
Virginia	58	28,690,590.78	6.60
Illinois	44	25,103,080.97	5.77
Maryland	39	20,914,047.75	4.81
Texas	19	9,904,349.13	2.28
North Carolina	16	9,179,738.00	2.11
Arizona	16	8,777,727.35	2.02
Massachusetts	16	7,974,124.63	1.83
New York	10	6,089,052.90	1.40
Georgia	14	6,073,131.01	1.40
New Jersey	12	6,008,897.00	1.38
Nevada	13	5,876,788.91	1.35
District of Columbia	12	5,659,632.63	1.30
South Carolina	10	5,171,349.87	1.19
Colorado	10	4,608,414.54	1.06
Tennessee	6	3,809,000.00	0.88
Pennsylvania	6	3,023,012.99	0.70
Washington	6	2,938,062.75	0.68
Hawaii	5	2,799,284.24	0.64
Connecticut	5	1,888,914.52	0.43
Michigan	2	1,396,218.08	0.32
Minnesota	2	1,318,603.00	0.30
Oregon	2	931,315.19	0.21
Wisconsin	2	741,000.00	0.17
Missouri	2	700,400.00	0.16
Kentucky	1	659,005.93	0.15
Delaware	1	558,066.00	0.13
Utah	1	520,000.00	0.12
New Hampshire	1	458,500.00	0.11
Ohio	1	449,351.63	0.10
Rhode Island	1	426,400.00	0.10
Montana	1	420,000.00	0.10
New Mexico	1	401,200.00	0.09
Vermont	1	400,000.00	0.09
Kansas	1	398,996.00	0.09

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, no more than approximately 0.88% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC	11

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

California State Distribution of the Mortgaged Properties of the

Group 2 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	233	$126,552,567.61	56.36%
Southern California	178	97,983,589.80	43.64

Total:	411	$224,536,157.41	100.00%

Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
100,000.01 - 150,000.00	2	$256,461.57	0.06%
150,000.01 - 200,000.00	2	361,035.00	0.08
200,000.01 - 250,000.00	2	446,400.00	0.10
250,000.01 - 300,000.00	5	1,442,400.00	0.33
350,000.01 - 400,000.00	143	54,923,019.82	12.63
400,000.01 - 450,000.00	166	70,662,282.33	16.25
450,000.01 - 500,000.00	141	67,501,781.74	15.52
500,000.01 - 550,000.00	99	52,002,687.06	11.96
550,000.01 - 600,000.00	63	36,535,051.60	8.40
600,000.01 - 650,000.00	48	30,115,191.27	6.93
650,000.01 - 700,000.00	34	23,057,590.20	5.30
700,000.01 - 750,000.00	24	17,459,158.65	4.02
750,000.01 - 800,000.00	23	17,945,408.83	4.13
800,000.01 - 850,000.00	11	9,126,379.79	2.10
850,000.01 - 900,000.00	14	12,306,273.37	2.83
900,000.01 - 950,000.00	9	8,379,941.06	1.93
950,000.01 - 1,000,000.00	13	12,875,199.00	2.96
1,000,000.01 - 1,500,000.00	16	19,436,527.00	4.47

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $533,537.

Banc of America Securities LLC	12

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
10.01 - 15.00	1	$400,000.00	0.09%
15.01 - 20.00	1	388,000.00	0.09
20.01 - 25.00	4	2,494,000.00	0.57
25.01 - 30.00	2	1,034,000.00	0.24
30.01 - 35.00	8	4,489,717.50	1.03
35.01 - 40.00	12	6,970,457.07	1.60
40.01 - 45.00	10	6,734,625.24	1.55
45.01 - 50.00	29	18,370,963.31	4.22
50.01 - 55.00	27	13,624,442.16	3.13
55.01 - 60.00	31	16,720,049.38	3.85
60.01 - 65.00	47	26,942,266.08	6.20
65.01 - 70.00	89	54,271,812.73	12.48
70.01 - 75.00	80	46,163,678.81	10.62
75.01 - 80.00	465	232,526,949.91	53.48
80.01 - 85.00	2	745,487.45	0.17
85.01 - 90.00	5	2,202,771.37	0.51
90.01 - 95.00	2	753,567.28	0.17

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.34%.

Banc of America Securities LLC	13

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
3.251 - 3.500	1	$431,920.00	0.10%
3.501 - 3.750	6	3,733,236.54	0.86
3.751 - 4.000	15	8,287,755.87	1.91
4.001 - 4.250	23	12,657,126.86	2.91
4.251 - 4.500	34	17,598,811.37	4.05
4.501 - 4.750	84	44,474,923.68	10.23
4.751 - 5.000	194	107,115,099.84	24.63
5.001 - 5.250	215	114,757,425.47	26.39
5.251 - 5.500	173	90,246,370.78	20.75
5.501 - 5.750	52	26,184,989.44	6.02
5.751 - 6.000	10	4,558,064.00	1.05
6.001 - 6.250	4	1,941,620.46	0.45
6.251 - 6.500	3	2,331,443.98	0.54
6.501 - 6.750	1	514,000.00	0.12

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.083% per annum.

Gross Margin of the Group 2 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	815	$434,832,788.29	100.00%

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.250% per annum.

Banc of America Securities LLC	14

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Rate Ceilings of the Group 2 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
8.251 - 8.500	1	$431,920.00	0.10%
8.501 - 8.750	6	3,733,236.54	0.86
8.751 - 9.000	15	8,287,755.87	1.91
9.001 - 9.250	23	12,657,126.86	2.91
9.251 - 9.500	34	17,598,811.37	4.05
9.501 - 9.750	84	44,474,923.68	10.23
9.751 - 10.000	194	107,115,099.84	24.63
10.001 - 10.250	215	114,757,425.47	26.39
10.251 - 10.500	173	90,246,370.78	20.75
10.501 - 10.750	52	26,184,989.44	6.02
10.751 - 11.000	10	4,558,064.00	1.05
11.001 - 11.250	4	1,941,620.46	0.45
11.251 - 11.500	3	2,331,443.98	0.54
11.501 - 11.750	1	514,000.00	0.12

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.083% per annum.

First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

First Rate Adjustment Date	Number of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
May 1, 2010	1	$296,000.00	0.07%
June 1, 2010	7	3,356,166.94	0.77
July 1, 2010	389	209,660,652.78	48.22
August 1, 2010	418	221,519,968.57	50.94

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 60 months.

Banc of America Securities LLC	15

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Remaining Terms of the Group 2 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
281 - 300	2	$921,656.87	0.21%
341 - 360	813	433,911,131.42	99.79

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	47	$23,493,271.55	5.40%
751 - 800	363	196,162,284.55	45.11
701 - 750	273	147,957,338.79	34.03
651 - 700	110	54,933,534.66	12.63
601 - 650	18	10,434,494.71	2.40
Not Scored	4	1,851,864.03	0.43

Total:	815	$434,832,788.29	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	16

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 56.95% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary		Range (if applicable)

Total Outstanding Loan Balance		$123,664,847

Total Number of Loans		232

Average Loan Principal Balance		$533,038	$365,600 to $1,500,000

WA Gross Coupon		5.336%	4.375% to 6.125%

WA FICO		747	630 to 827

WA Original Term (mos.)		360

WA Remaining Term (mos.)		360	358 to 360

WA OLTV		71.46%	23.81% to 95.00%

WA Months to First Rate Adjustment Date		84 months	82 to 84 months

Gross Margin		2.250%

WA Rate Ceiling		10.336%	9.375% to 11.125%

Geographic Concentration of Mortgaged Properties	CA	51.47%
(Top 5 States) based on the Aggregate Stated	FL	7.49%
Principal Balance	SC	5.40%
	VA	5.23%
	IL	3.98%

Banc of America Securities LLC	17

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	207	$111,425,868.56	90.10%
Second Home	24	11,755,778.25	9.51
Investor Property	1	483,200.00	0.39

Total:	232	$123,664,846.81	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 3 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	132	$72,016,203.13	58.23%
PUD-Detached	53	27,529,394.66	22.26
Condominium	37	19,249,844.45	15.57
PUD-Attached	8	3,915,404.57	3.17
Townhouse	2	954,000.00	0.77

Total:	232	$123,664,846.81	100.00%

Mortgage Loan Purpose of the Group 3 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	138	$73,775,269.40	59.66%
Refinance-Rate/Term	53	28,612,631.36	23.14
Refinance-Cashout	41	21,276,946.05	17.21

Total:	232	$123,664,846.81	100.00%

Banc of America Securities LLC	18

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 3 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	113	$63,645,987.52	51.47%
Florida	20	9,262,816.80	7.49
South Carolina	13	6,683,740.00	5.40
Virginia	13	6,462,789.00	5.23
Illinois	9	4,924,248.51	3.98
District of Columbia	10	4,504,538.05	3.64
Texas	8	4,068,158.85	3.29
New York	4	3,122,454.88	2.52
Maryland	7	3,017,381.80	2.44
Arizona	4	2,168,568.53	1.75
Massachusetts	3	1,731,700.30	1.40
Oregon	3	1,556,077.33	1.26
North Carolina	3	1,458,100.00	1.18
Nevada	3	1,337,400.00	1.08
Georgia	3	1,324,541.00	1.07
Minnesota	2	1,212,500.00	0.98
Missouri	2	1,205,600.00	0.97
New Jersey	2	1,058,284.35	0.86
Colorado	2	1,024,000.00	0.83
Pennsylvania	1	625,000.00	0.51
Connecticut	1	512,200.00	0.41
Wisconsin	1	509,415.01	0.41
Idaho	1	499,465.46	0.40
Tennessee	1	478,905.42	0.39
New Mexico	1	446,574.00	0.36
Washington	1	414,400.00	0.34
Rhode Island	1	410,000.00	0.33

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, no more than approximately 2.18% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC	19

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

California State Distribution of the Mortgaged Properties of the

Group 3 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	57	$33,413,166.86	52.50%
Southern California	56	30,232,820.66	47.50

Total:	113	$63,645,987.52	100.00%

Current Mortgage Loan Principal Balances of the

Group 3 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
350,000.01 - 400,000.00	36	$13,842,438.48	11.19%
400,000.01 - 450,000.00	49	20,996,672.04	16.98
450,000.01 - 500,000.00	38	18,031,785.62	14.58
500,000.01 - 550,000.00	32	16,777,875.53	13.57
550,000.01 - 600,000.00	20	11,523,650.90	9.32
600,000.01 - 650,000.00	21	13,167,947.20	10.65
650,000.01 - 700,000.00	6	4,010,135.42	3.24
700,000.01 - 750,000.00	5	3,644,275.62	2.95
750,000.01 - 800,000.00	10	7,782,488.33	6.29
800,000.01 - 850,000.00	5	4,153,058.62	3.36
850,000.01 - 900,000.00	5	4,348,464.17	3.52
900,000.01 - 950,000.00	1	926,054.88	0.75
950,000.01 - 1,000,000.00	3	2,960,000.00	2.39
1,000,000.01 - 1,500,000.00	1	1,500,000.00	1.21

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $533,038.

Banc of America Securities LLC	20

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
20.01 - 25.00	1	$499,465.46	0.40%
25.01 - 30.00	1	550,000.00	0.44
35.01 - 40.00	2	1,268,591.50	1.03
40.01 - 45.00	3	1,839,033.45	1.49
45.01 - 50.00	7	3,643,105.63	2.95
50.01 - 55.00	15	7,852,383.79	6.35
55.01 - 60.00	11	6,057,695.20	4.90
60.01 - 65.00	13	7,880,702.84	6.37
65.01 - 70.00	31	16,601,589.85	13.42
70.01 - 75.00	24	13,440,880.73	10.87
75.01 - 80.00	121	62,698,660.97	50.70
85.01 - 90.00	1	526,500.00	0.43
90.01 - 95.00	2	806,237.39	0.65

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.46%.

Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.251 - 4.500	4	$1,985,721.63	1.61%
4.501 - 4.750	7	3,345,920.00	2.71
4.751 - 5.000	20	10,557,458.38	8.54
5.001 - 5.250	69	37,316,543.16	30.18
5.251 - 5.500	90	48,435,542.26	39.17
5.501 - 5.750	32	17,063,924.89	13.80
5.751 - 6.000	9	4,531,025.91	3.66
6.001 - 6.250	1	428,710.58	0.35

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.336% per annum.

Banc of America Securities LLC	21

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Gross Margin of the Group 3 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	232	$123,664,846.81	100.00%

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.250% per annum.

Rate Ceilings of the Group 3 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
9.251 - 9.500	4	$1,985,721.63	1.61%
9.501 - 9.750	7	3,345,920.00	2.71
9.751 - 10.000	20	10,557,458.38	8.54
10.001 - 10.250	69	37,316,543.16	30.18
10.251 - 10.500	90	48,435,542.26	39.17
10.501 - 10.750	32	17,063,924.89	13.80
10.751 - 11.000	9	4,531,025.91	3.66
11.001 - 11.250	1	428,710.58	0.35

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.336% per annum.

Banc of America Securities LLC	22

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
June 1, 2012	1	$406,500.00	0.33%
July 1, 2012	102	55,566,854.81	44.93
August 1, 2012	129	67,691,492.00	54.74

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 84 months.

Remaining Terms of the Group 3 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	232	$123,664,846.81	100.00%

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 360 months.

Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	12	$7,655,538.32	6.19%
751 - 800	110	57,727,172.27	46.68
701 - 750	73	38,514,100.01	31.14
651 - 700	28	15,732,575.95	12.72
601 - 650	9	4,035,460.26	3.26

Total:	232	$123,664,846.81	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	23

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Collateral Summary of Group 4 Mortgage Loans

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 78.78% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$81,144,836

Total Number of Loans		144

Average Loan Principal Balance		$563,506	$360,000 to $1,030,000

WA Gross Coupon		5.438%	4.375% to 6.250%

WA FICO		759	645 to 812

WA Original Term (mos.)		360

WA Remaining Term (mos.)		360	359 to 360

WA OLTV		66.17%	21.43% to 80.00%

WA Months to First Rate Adjustment Date		120 months	119 to 120 months

Gross Margin		2.250%

WA Rate Ceiling		10.438%	9.375% to 11.250%

Geographic Concentration of Mortgaged Properties	CA	60.97%
Top 5 States) based on the Aggregate Stated	VA	6.08%
(Principal Balance	FL	5.05%
	GA	3.93%
	MD	3.35%

Banc of America Securities LLC	24

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	132	$75,030,810.92	92.47%
Second Home	11	5,638,025.00	6.95
Investor Property	1	476,000.00	0.59

Total:	144	$81,144,835.92	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 4 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	88	$51,031,051.88	62.89%
PUD-Detached	41	22,914,184.96	28.24
Condominium	12	5,744,399.08	7.08
PUD-Attached	2	979,200.00	1.21
2-Family	1	476,000.00	0.59

Total:	144	$81,144,835.92	100.00%

Mortgage Loan Purpose of the Group 4 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	80	$43,831,988.83	54.02%
Refinance-Rate/Term	42	24,885,547.09	30.67
Refinance-Cashout	22	12,427,300.00	15.31

Total:	144	$81,144,835.92	100.00%

Banc of America Securities LLC	25

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 4 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	85	$49,471,708.18	60.97%
Virginia	10	4,933,000.00	6.08
Florida	8	4,097,700.00	5.05
Georgia	6	3,190,400.00	3.93
Maryland	5	2,718,513.87	3.35
North Carolina	5	2,506,435.00	3.09
South Carolina	4	2,484,455.00	3.06
Texas	4	2,055,144.00	2.53
Connecticut	3	1,803,920.00	2.22
Nevada	3	1,508,561.49	1.86
New Jersey	2	1,178,484.07	1.45
District of Columbia	2	1,177,000.00	1.45
Illinois	2	1,149,000.00	1.42
Massachusetts	1	1,000,000.00	1.23
Arizona	1	584,000.00	0.72
Washington	1	492,000.00	0.61
Maine	1	400,000.00	0.49
New York	1	394,514.31	0.49

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, no more than approximately 1.86% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

California State Distribution of the Mortgaged Properties of the

Group 4 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	49	$28,444,525.00	57.50%
Southern California	36	21,027,183.18	42.50

Total:	85	$49,471,708.18	100.00%

Banc of America Securities LLC	26

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
350,000.01 - 400,000.00	17	$6,523,977.46	8.04%
400,000.01 - 450,000.00	20	8,568,072.58	10.56
450,000.01 - 500,000.00	26	12,501,619.00	15.41
500,000.01 - 550,000.00	18	9,403,048.87	11.59
550,000.01 - 600,000.00	15	8,767,000.00	10.80
600,000.01 - 650,000.00	19	11,941,225.00	14.72
650,000.01 - 700,000.00	9	6,160,000.00	7.59
700,000.01 - 750,000.00	3	2,188,000.00	2.70
750,000.01 - 800,000.00	6	4,692,900.00	5.78
800,000.01 - 850,000.00	2	1,675,000.00	2.06
850,000.01 - 900,000.00	2	1,775,000.00	2.19
900,000.01 - 950,000.00	1	918,993.01	1.13
950,000.01 - 1,000,000.00	5	5,000,000.00	6.16
1,000,000.01 - 1,500,000.00	1	1,030,000.00	1.27

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $563,506.

Banc of America Securities LLC	27

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
20.01 - 25.00	2	$1,300,000.00	1.60%
25.01 - 30.00	3	1,898,705.00	2.34
30.01 - 35.00	2	1,150,000.00	1.42
35.01 - 40.00	1	800,000.00	0.99
40.01 - 45.00	4	2,600,000.00	3.20
45.01 - 50.00	7	3,460,500.00	4.26
50.01 - 55.00	9	5,482,500.00	6.76
55.01 - 60.00	16	8,867,284.07	10.93
60.01 - 65.00	10	5,808,318.01	7.16
65.01 - 70.00	20	11,068,314.31	13.64
70.01 - 75.00	13	6,808,560.57	8.39
75.01 - 80.00	57	31,900,653.96	39.31

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 66.17%.

Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.251 - 4.500	3	$1,876,000.00	2.31%
4.501 - 4.750	5	2,787,920.00	3.44
4.751 - 5.000	2	983,514.31	1.21
5.001 - 5.250	30	18,602,566.09	22.93
5.251 - 5.500	59	32,896,889.95	40.54
5.501 - 5.750	30	16,067,961.49	19.80
5.751 - 6.000	13	6,683,479.08	8.24
6.001 - 6.250	2	1,246,505.00	1.54

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.438% per annum.

Banc of America Securities LLC	28

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Gross Margin of the Group 4 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	144	$81,144,835.92	100.00%

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.250% per annum.

Rate Ceilings of the Group 4 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
9.251 - 9.500	3	$1,876,000.00	2.31%
9.501 - 9.750	5	2,787,920.00	3.44
9.751 - 10.000	2	983,514.31	1.21
10.001 - 10.250	30	18,602,566.09	22.93
10.251 - 10.500	59	32,896,889.95	40.54
10.501 - 10.750	30	16,067,961.49	19.80
10.751 - 11.000	13	6,683,479.08	8.24
11.001 - 11.250	2	1,246,505.00	1.54

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.438% per annum.

First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
July 1, 2015	42	$21,118,950.92	26.03%
August 1, 2015	102	60,025,885.00	73.97

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 120 months.

Banc of America Securities LLC	29

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Remaining Terms of the Group 4 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	144	$81,144,835.92	100.00%

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.

Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	10	$5,642,920.00	6.95%
751 - 800	86	49,142,806.84	60.56
701 - 750	38	20,882,984.08	25.74
651 - 700	9	5,019,500.00	6.19
601 - 650	1	456,625.00	0.56

Total:	144	$81,144,835.92	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	30

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Collateral Summary of the Mortgage Loans

Description of The Mortgage Loans

The Mortgage Loans consist of 3/1, 5/1, 7/1 and 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3, 5, 7 and 10 years, respectively after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 67.90% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and 2% for every adjustment date thereafter for the 3/1 Hybrid Arms and Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter for the 5/1, 7/1 and 10/1 Hybrid Arms. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% for the 3/1 Hybrid Arms and 5% for the 5/1, 7/1 and 10/1 Hybrid Arms, over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.32% of the Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$706,791,838

Total Number of Loans		1,315

Average Loan Principal Balance		$537,484	$115,662 to $1,500,000

WA Gross Coupon		5.195%	3.500% to 6.625%

WA FICO		747	623 to 827

WA Original Term (mos.)		360

WA Remaining Term (mos.)		359	299 to 360

WA OLTV		70.73%	12.12% to 95.00%

WA Months to First Rate Adjustment Date		68 months	34 to 120 months

Gross Margin		2.250%

WA Rate Ceiling		10.290%	8.500% to 12.375%

Geographic Concentration of Mortgaged Properties	CA	52.02%
(Top 5 States) based on the Aggregate Stated	FL	8.36%
Principal Balance	VA	5.85%
	IL	4.68%
	MD	3.83%

Banc of America Securities LLC	31

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Occupancy of Mortgaged Properties of the Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	1,191	$643,404,127.37	91.03%
Second Home	113	58,358,363.88	8.26
Investor Property	11	5,029,346.59	0.71

Total:	1,315	$706,791,837.84	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	762	$419,095,957.64	59.30%
PUD-Detached	302	163,981,732.20	23.20
Condominium	194	95,762,633.49	13.55
PUD-Attached	42	19,938,309.48	2.82
Townhouse	6	2,845,072.00	0.40
2-Family	4	2,368,767.20	0.34
3-Family	2	1,469,373.56	0.21
Cooperative	3	1,329,992.27	0.19

Total:	1,315	$706,791,837.84	100.00%

Mortgage Loan Purpose of the Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	826	$436,975,895.81	61.83%
Refinance-Rate/Term	296	171,444,292.13	24.26
Refinance-Cashout	193	98,371,649.90	13.92

Total:	1,315	$706,791,837.84	100.00%

Banc of America Securities LLC	32

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Geographic Distribution of the Mortgage Properties of the Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	663	$367,705,641.43	52.02%
Florida	113	59,110,072.47	8.36
Virginia	84	41,329,971.95	5.85
Illinois	59	33,065,736.55	4.68
Maryland	52	27,079,143.42	3.83
South Carolina	34	17,457,329.91	2.47
Texas	31	16,027,651.98	2.27
North Carolina	26	14,115,273.00	2.00
Arizona	24	13,063,895.88	1.85
Massachusetts	24	13,030,424.93	1.84
Georgia	27	12,641,672.01	1.79
New York	18	11,774,022.09	1.67
District of Columbia	25	11,727,170.68	1.66
New Jersey	19	9,615,165.42	1.36
Nevada	20	9,242,750.40	1.31
Colorado	13	6,597,414.54	0.93
Washington	11	5,171,730.75	0.73
Connecticut	10	4,583,034.52	0.65
Tennessee	7	4,287,905.42	0.61
Missouri	7	4,235,836.28	0.60
Pennsylvania	7	3,648,012.99	0.52
Oregon	6	2,926,922.13	0.41
Hawaii	5	2,799,284.24	0.40
Minnesota	4	2,531,103.00	0.36
Michigan	4	2,193,218.08	0.31
Wisconsin	3	1,250,415.01	0.18
New Hampshire	2	1,208,500.00	0.17
Utah	2	1,040,000.00	0.15
Vermont	2	863,559.74	0.12
New Mexico	2	847,774.00	0.12
Rhode Island	2	836,400.00	0.12
Indiana	1	800,000.00	0.11
Kentucky	1	659,005.93	0.09
Wyoming	1	599,920.00	0.08
Delaware	1	558,066.00	0.08
Idaho	1	499,465.46	0.07
Ohio	1	449,351.63	0.06
Montana	1	420,000.00	0.06
Maine	1	400,000.00	0.06
Kansas	1	398,996.00	0.06

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, no more than approximately 0.68% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC	33

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

California State Distribution of the Mortgaged Properties of the Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	364	$202,460,274.23	55.06%
Southern California	299	165,245,367.20	44.94

Total:	663	$367,705,641.43	100.00%

Current Mortgage Loan Principal Balances of the Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
100,000.01 - 150,000.00	2	$256,461.57	0.04%
150,000.01 - 200,000.00	2	361,035.00	0.05
200,000.01 - 250,000.00	2	446,400.00	0.06
250,000.01 - 300,000.00	5	1,442,400.00	0.20
350,000.01 - 400,000.00	217	83,394,604.75	11.80
400,000.01 - 450,000.00	263	112,261,856.92	15.88
450,000.01 - 500,000.00	222	106,097,977.28	15.01
500,000.01 - 550,000.00	162	85,058,211.46	12.03
550,000.01 - 600,000.00	113	65,540,944.46	9.27
600,000.01 - 650,000.00	99	62,106,952.01	8.79
650,000.01 - 700,000.00	50	33,907,725.62	4.80
700,000.01 - 750,000.00	37	26,939,034.27	3.81
750,000.01 - 800,000.00	42	32,781,597.16	4.64
800,000.01 - 850,000.00	18	14,954,438.41	2.12
850,000.01 - 900,000.00	25	21,941,004.54	3.10
900,000.01 - 950,000.00	14	13,036,188.95	1.84
950,000.01 - 1,000,000.00	23	22,800,199.00	3.23
1,000,000.01 - 1,500,000.00	19	23,464,806.44	3.32

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $537,484.

Banc of America Securities LLC	34

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Original Loan-To-Value Ratios of the Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
10.01 - 15.00	1	$400,000.00	0.06%
15.01 - 20.00	1	388,000.00	0.05
20.01 - 25.00	7	4,293,465.46	0.61
25.01 - 30.00	6	3,482,705.00	0.49
30.01 - 35.00	14	7,389,218.53	1.05
35.01 - 40.00	15	9,039,048.57	1.28
40.01 - 45.00	17	11,173,658.69	1.58
45.01 - 50.00	52	30,399,068.94	4.30
50.01 - 55.00	58	31,134,162.23	4.40
55.01 - 60.00	62	34,643,308.09	4.90
60.01 - 65.00	77	44,951,223.87	6.36
65.01 - 70.00	154	89,736,749.15	12.70
70.01 - 75.00	128	72,012,412.28	10.19
75.01 - 80.00	708	361,250,253.54	51.11
80.01 - 85.00	2	745,487.45	0.11
85.01 - 90.00	8	3,719,271.37	0.53
90.01 - 95.00	5	2,033,804.67	0.29

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 70.73%.

Banc of America Securities LLC	35

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Current Mortgage Interest Rates of the Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
3.251 - 3.500	1	$431,920.00	0.06%
3.501 - 3.750	6	3,733,236.54	0.53
3.751 - 4.000	15	8,287,755.87	1.17
4.001 - 4.250	23	12,657,126.86	1.79
4.251 - 4.500	42	21,870,533.00	3.09
4.501 - 4.750	106	55,362,431.68	7.83
4.751 - 5.000	233	128,352,357.57	18.16
5.001 - 5.250	339	185,415,178.37	26.23
5.251 - 5.500	359	191,547,549.50	27.10
5.501 - 5.750	133	68,556,811.25	9.70
5.751 - 6.000	42	21,183,761.16	3.00
6.001 - 6.250	10	5,435,132.06	0.77
6.251 - 6.500	5	3,444,043.98	0.49
6.501 - 6.750	1	514,000.00	0.07

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 5.195% per annum.

Gross Margin of the Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	1,315	$706,791,837.84	100.00%

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.250% per annum.

Banc of America Securities LLC	36

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Rate Ceilings of the Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
8.251 - 8.500	1	$431,920.00	0.06%
8.501 - 8.750	6	3,733,236.54	0.53
8.751 - 9.000	15	8,287,755.87	1.17
9.001 - 9.250	23	12,657,126.86	1.79
9.251 - 9.500	41	21,460,533.00	3.04
9.501 - 9.750	96	50,608,763.68	7.16
9.751 - 10.000	216	118,656,072.53	16.79
10.001 - 10.250	314	170,676,534.72	24.15
10.251 - 10.500	323	171,988,802.99	24.33
10.501 - 10.750	124	64,070,543.82	9.06
10.751 - 11.000	49	25,468,854.03	3.60
11.001 - 11.250	32	18,355,479.69	2.60
11.251 - 11.500	40	22,300,190.49	3.16
11.501 - 11.750	20	9,753,935.43	1.38
11.751 - 12.000	10	5,411,192.17	0.77
12.001 - 12.250	3	1,818,296.02	0.26
12.251 - 12.500	2	1,112,600.00	0.16

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 10.290% per annum.

Banc of America Securities LLC	37

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

First Rate Adjustment Date of the Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
June 1, 2008	1	$599,920.00	0.08%
July 1, 2008	50	26,575,618.82	3.76
August 1, 2008	73	39,973,828.00	5.66
May 1, 2010	1	296,000.00	0.04
June 1, 2010	7	3,356,166.94	0.47
July 1, 2010	389	209,660,652.78	29.66
August 1, 2010	418	221,519,968.57	31.34
June 1, 2012	1	406,500.00	0.06
July 1, 2012	102	55,566,854.81	7.86
August 1, 2012	129	67,691,492.00	9.58
July 1, 2015	42	21,118,950.92	2.99
August 1, 2015	102	60,025,885.00	8.49

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Mortgage Loans is expected to be approximately 68 months.

Remaining Terms of the Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
281 - 300	2	$921,656.87	0.13%
341 - 360	1,313	705,870,180.97	99.87

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.

Banc of America Securities LLC	38

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-H $682,054,000 (approximate)

Credit Scoring of Mortgagors of the Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	74	$39,316,336.94	5.56%
751 - 800	613	333,417,733.48	47.17
701 - 750	429	230,491,397.01	32.61
651 - 700	163	85,008,826.41	12.03
601 - 650	32	16,705,679.97	2.36
Not Scored	4	1,851,864.03	0.26

Total:	1,315	$706,791,837.84	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	39

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-H $682,054,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

August 9, 2005

Trading	Brian Hargrave	(212) 526-8320
	Richard Nicklas	(212) 526-8320

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

Residential Finance	Mary Stone	(212) 526-9606
	Nick Stimola	(212) 526-0212

BoAMS 2005-H $682,054,000 (approximate)

Table of Contents

Preliminary Summary of Certificates (To Roll)	pg. 3

Preliminary Summary of Certificates (To Maturity)	pg. 4

Preliminary Summary of Terms	pg. 5

Preliminary Credit Support	pg. 12

Preliminary Priority of Distributions	pg. 12

Preliminary Bond Summary (To Roll)	pg. 13

Preliminary Bond Summary (To Maturity)	pg. 18

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	2	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Certificates

To Roll (1)

Class	Approx. Size (2)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Maturity to Roll @ 25% CPB	Delay Days	Expected Ratings (Fitch/S&P)
Offered Certificates
1-A-1	$61,273,000	Variable –Pass-Through (3)	1.96	1-36	8/25/2008	24	AAA /AAA
1-A-2	3,526,000	Variable – Pass-Through (3)	1.96	1-36	8/25/2008	24	AAA /AAA
2-A-1	200,000,000	Variable – Pass-Through (4)	2.57	1-60	8/25/2010	24	AAA /AAA
2-A-2	11,507,000	Variable – Pass-Through (4)	2.57	1-60	8/25/2010	24	AAA /AAA
2-A-3	132,050,000	Variable – Sequential (4)	1.40	1-40	12/25/2008	24	AAA /AAA
2-A-4	32,171,000	Variable – Sequential (4)	4.15	40-59	7/25/2010	24	AAA /AAA
2-A-5	43,886,000	Variable – Sequential (4)	4.95	59-60	8/25/2010	24	AAA /AAA
3-A-1	112,843,000	Variable – Pass-Through (5)	2.91	1-84	8/25/2012	24	AAA /AAA
3-A-2	6,493,000	Variable – Pass-Through (5)	2.91	1-84	8/25/2012	24	AAA /AAA
4-A-1	74,044,000	Variable – Pass-Through (6)	3.19	1-120	8/25/2015	24	AAA /AAA
4-A-2	4,261,000	Variable – Pass-Through (6)	3.19	1-120	8/25/2015	24	AAA /AAA

Not Offered Hereunder
B-1	$13,784,000						N.A.
B-2	4,594,000						N.A.
B-3	2,474,000						N.A.
B-4	1,413,000						N.A.
B-5	1,061,000						N.A.
B-6	1,411,737						N.A.
1-A-R	100						N.A.

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of August 2008, August 2010, August 2012 and August 2015 respectively.

(2)	Class sizes are subject to change.

(3)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	3	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Certificates

To Maturity

Class	Approx. Size (1)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos) (2)	Expected Final Maturity(2)	Delay Days	Expected Ratings (Fitch/S&P)
Offered Certificates
1-A-1	$61,273,000	Variable – Pass-Through (3)	3.29	1-360	8/25/2035	24	AAA / AAA
1-A-2	3,526,000	Variable – Pass-Through (3)	3.29	1-360	8/25/2035	24	AAA / AAA
2-A-1	200,000,000	Variable – Pass-Through (4)	3.31	1-360	8/25/2035	24	AAA / AAA
2-A-2	11,507,000	Variable – Pass-Through (4)	3.31	1-360	8/25/2035	24	AAA / AAA
2-A-3	132,050,000	Variable – Sequential (4)	1.40	1-40	12/25/2008	24	AAA / AAA
2-A-4	32,171,000	Variable – Sequential (4)	4.17	40-62	10/25/2010	24	AAA / AAA
2-A-5	43,886,000	Variable – Sequential (4)	8.41	62-360	8/25/2035	24	AAA / AAA
3-A-1	112,843,000	Variable – Pass-Through (5)	3.30	1-360	8/25/2035	24	AAA / AAA
3-A-2	6,493,000	Variable – Pass-Through (5)	3.30	1-360	8/25/2035	24	AAA / AAA
4-A-1	74,044,000	Variable – Pass-Through (6)	3.35	1-360	8/25/2035	24	AAA / AAA
4-A-2	4,261,000	Variable – Pass-Through (6)	3.35	1-360	8/25/2035	24	AAA / AAA

(1)	Class sizes are subject to change.

(2)	Estimated Principal Window (except with respect to the Sequential Senior Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	4	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Terms

Transaction:	Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-H

Lead Manager (Book Runner):	Banc of America Securities LLC

Co-Managers:	Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Seller and Servicer:	Bank of America, N.A.

Trustee:	Wells Fargo Bank, N.A.

Rating Agencies:	Fitch Ratings and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Transaction Size:	$706,791,837

Securities Offered:	$61,273,000 Class 1-A-1 Certificates
$3,526,000 Class 1-A-2 Certificates
$200,000,000 Class 2-A-1 Certificates
$11,507,000 Class 2-A-2 Certificates
$132,050,000 Class 2-A-3 Certificates
$32,171,000 Class 2-A-4 Certificates
$43,886,000 Class 2-A-5 Certificates
$112,843,000 Class 3-A-1 Certificates
$6,493,000 Class 3-A-2 Certificates
$74,044,000 Class 4-A-1 Certificates
$4,261,000 Class 4-A-2 Certificates

Group 1 Collateral:	3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 72.70% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:	5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 68.24% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.52% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:	7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 56.95% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	5	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Terms

Group 4 Collateral:	10/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 78.78% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:	Week of August 8, 2005

Expected Closing Date:	On or about August 30, 2005

Distribution Date:	25th of each month, or the next succeeding business day (First Distribution Date: September 26, 2005)

Cut-Off Date:	August 1, 2005

Class A Certificates:	Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates (the “Class A Certificates”). The Class 1-A-R Certificate is not offered hereunder.

Subordinate Certificates:	Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the “Class B Certificates”). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:	Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2-A Certificates:	Class 2-A-1, 2-A-2, 2-A-3, 2-A-4 and 2-A-5 Certificates

Group 3-A Certificates:	Class 3-A-1 and 3-A-2 Certificates

Group 4-A Certificates:	Class 4-A-1 and 4-A-2 Certificates

Super Senior Certificates:	Class 1-A-1, 2-A-1, 3-A-1 and 4-A-1 Certificates

Super Senior Support
Certificates:	Class 1-A-2, 2-A-2, 3-A-2 and 4-A-2 Certificates

Sequential Senior Certificates:	Class 2-A-3, 2-A-4 and 2-A-5 Certificates

Day Count:	30/360

Prepayment Speed:	25% CPB

Clearing:	DTC, Clearstream and Euroclear

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	6	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Denominations:	Original Certificate Form	Minimum Denominations	Incremental Denominations
Class A Offered Certificates	Book Entry	$1,000	$1

SMMEA Eligibility:	The Class A Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Preliminary Summary of Terms

Tax Structure:	REMIC

Optional Clean-up Call:	Any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid Principal Balance as of the Cut-Off Date (“Cut-Off Date Pool Principal Balance”).

Principal Distribution:	Principal will be allocated to the certificates according to the Priority of Distributions: The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the Class 1-A-R Certificate and then to the Class 1-A-1 and 1-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Group 2-A Certificates as follows, concurrently, (i) approximately 50.4051342424% to the Class 2-A-1 and 2-A-2 Certificates, pro rata, until their class balances have been reduced to zero, and (ii) sequentially, as follows, approximately 49.5948657576% to the Class 2-A-3, 2-A-4 and 2-A-5 Certificates, in that order, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 and 3-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 and 4-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups. (Please see the Preliminary Priority of Distributions section.)

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	7	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Interest Accrual:	Interest will accrue on the Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on August 1, 2005. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Preliminary Summary of Terms

Administrative Fee:	The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The “Administrative Fees” consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the “Servicing Fee”) and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the “Administrative Fee Rate”) equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The “Trustee Fee Rate” will be 0.0025% per annum. The Servicing Fee Rate for Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:	The aggregate servicing fee payable to the Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:	As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:	The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof and any compensating interest allocable to the Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer’s normal

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	8	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Preliminary Summary of Terms

Senior Percentage:	The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:	The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:	The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	9	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Terms

Senior Prepayment Percentage:	For the following Distribution Dates, will be as follows:

	Distribution Date	Senior Prepayment Percentage
	September 2005 through August 2012	100%;

	September 2012 through August 2013	the applicable Senior Percentage plus, 70% of the applicable Subordinate Percentage;

	September 2013 through August 2014	the applicable Senior Percentage plus, 60% of the applicable Subordinate Percentage;

	September 2014 through August 2015	the applicable Senior Percentage plus, 40% of the applicable Subordinate Percentage;

	September 2015 through August 2016	the applicable Senior Percentage plus, 20% of the applicable Subordinate Percentage;

	September 2016 and thereafter	the applicable Senior Percentage;

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	10	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

provided, however,

(i)	if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the “Total Senior Percentage”) exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

(ii)	if for each Group of Certificates on any Distribution Date prior to the September 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the “Total Subordinate Percentage”) is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

(iii)	if for each Group of Certificates on or after the September 2008 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	11	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Summary of Terms

Principal Amount:	The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:	The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution Amount:	The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	12	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

Preliminary Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	13	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Roll (1)

1-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.907	4.885	4.872	4.857	4.841	4.802	4.753
Average Life (Years)	2.720	2.321	2.136	1.962	1.797	1.498	1.233
Modified Duration	2.478	2.124	1.960	1.805	1.658	1.390	1.151
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2008	08/25/2008	08/25/2008	08/25/2008	08/25/2008	08/25/2008	08/25/2008
Principal # Months	36	36	36	36	36	36	36

1-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-21	5.046	5.047	5.047	5.047	5.048	5.049	5.051
Average Life (Years)	2.720	2.321	2.136	1.962	1.797	1.498	1.233
Modified Duration	2.475	2.121	1.957	1.801	1.655	1.386	1.147
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2008	08/25/2008	08/25/2008	08/25/2008	08/25/2008	08/25/2008	08/25/2008
Principal # Months	36	36	36	36	36	36	36

2-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-04	5.028	5.069	5.093	5.121	5.153	5.228	5.324
Average Life (Years)	4.300	3.324	2.925	2.573	2.263	1.751	1.355
Modified Duration	3.755	2.932	2.593	2.294	2.028	1.587	1.242
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010
Principal # Months	60	60	60	60	60	60	60

2-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 98-27	5.103	5.166	5.203	5.245	5.292	5.407	5.553
Average Life (Years)	4.300	3.324	2.925	2.573	2.263	1.751	1.355
Modified Duration	3.752	2.928	2.589	2.289	2.023	1.582	1.238
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010
Principal # Months	60	60	60	60	60	60	60

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of August 2008, August 2010, August 2012 and August 2015, respectively.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	14	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Roll(1)

2-A-3

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-18	4.914	4.934	4.950	4.968	4.987	5.030	5.079
Average Life (Years)	3.905	2.386	1.790	1.400	1.138	0.806	0.603
Modified Duration	3.432	2.152	1.645	1.304	1.069	0.766	0.577
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	07/25/2010	07/25/2010	11/25/2009	12/25/2008	04/25/2008	07/25/2007	01/25/2007
Principal # Months	59	59	51	40	32	23	17

2-A-4

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 98-04	5.242	5.247	5.255	5.307	5.398	5.603	5.842
Average Life (Years)	4.985	4.905	4.798	4.150	3.355	2.347	1.739
Modified Duration	4.319	4.257	4.174	3.659	3.013	2.158	1.621
Principal Window Begin	07/25/2010	07/25/2010	11/25/2009	12/25/2008	04/25/2008	07/25/2007	01/25/2007
Principal Window End	08/25/2010	08/25/2010	07/25/2010	07/25/2010	10/25/2009	07/25/2008	10/25/2007
Principal # Months	2	2	9	20	19	13	10

2-A-5

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 98-11	5.191	5.191	5.192	5.193	5.199	5.246	5.329
Average Life (Years)	4.986	4.986	4.966	4.948	4.848	4.157	3.338
Modified Duration	4.321	4.321	4.306	4.292	4.214	3.660	2.985
Principal Window Begin	08/25/2010	08/25/2010	07/25/2010	07/25/2010	10/25/2009	07/25/2008	10/25/2007
Principal Window End	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010	08/25/2010
Principal # Months	1	1	2	2	11	26	35

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of August 2008, August 2010, August 2012 and August 2015, respectively.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	15	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Roll (1)

3-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-10	5.213	5.241	5.257	5.277	5.298	5.350	5.415
Average Life (Years)	5.687	4.024	3.415	2.907	2.483	1.838	1.384
Modified Duration	4.732	3.421	2.934	2.523	2.178	1.644	1.260
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2012	08/25/2012	08/25/2012	08/25/2012	08/25/2012	08/25/2012	08/25/2012
Principal # Months	84	84	84	84	84	84	84

3-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 98-30	5.292	5.351	5.386	5.426	5.472	5.580	5.714
Average Life (Years)	5.687	4.024	3.415	2.907	2.483	1.838	1.384
Modified Duration	4.725	3.413	2.925	2.515	2.170	1.637	1.253
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2012	08/25/2012	08/25/2012	08/25/2012	08/25/2012	08/25/2012	08/25/2012
Principal # Months	84	84	84	84	84	84	84

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of August 2008, August 2010, August 2012 and August 2015, respectively.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	16	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Roll(1)

4-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-07	5.318	5.356	5.379	5.405	5.434	5.503	5.586
Average Life (Years)	7.617	4.786	3.882	3.185	2.644	1.888	1.398
Modified Duration	5.938	3.894	3.222	2.694	2.275	1.673	1.267
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2015	08/25/2015	08/25/2015	08/25/2015	08/25/2015	08/25/2015	08/25/2015
Principal # Months	120	120	120	120	120	120	120

4-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 98-26	5.386	5.461	5.506	5.557	5.614	5.748	5.909
Average Life (Years)	7.617	4.786	3.882	3.185	2.644	1.888	1.398
Modified Duration	5.928	3.882	3.210	2.683	2.265	1.664	1.260
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2015	08/25/2015	08/25/2015	08/25/2015	08/25/2015	08/25/2015	08/25/2015
Principal # Months	120	120	120	120	120	120	120

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of August 2008, August 2010, August 2012 and August 2015, respectively.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	17	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Maturity

1-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	5.762	5.527	5.418	5.315	5.219	5.047	4.896
Average Life (Years)	11.794	5.500	4.171	3.295	2.681	1.888	1.396
Modified Duration	7.581	4.239	3.388	2.778	2.323	1.696	1.284
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	01/25/2033
Principal # Months	360	360	360	360	360	360	329

1-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-21	5.807	5.608	5.519	5.439	5.367	5.249	5.164
Average Life (Years)	11.794	5.500	4.171	3.295	2.681	1.888	1.396
Modified Duration	7.561	4.224	3.375	2.767	2.314	1.689	1.278
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	07/25/2035	08/25/2029
Principal # Months	360	360	360	360	360	359	288

2-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-04	5.684	5.455	5.379	5.325	5.294	5.289	5.346
Average Life (Years)	11.906	5.533	4.190	3.305	2.687	1.889	1.396
Modified Duration	7.775	4.295	3.413	2.785	2.320	1.685	1.271
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	04/25/2034
Principal # Months	360	360	360	360	360	360	344

2-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 98-27	5.720	5.521	5.462	5.427	5.416	5.458	5.569
Average Life (Years)	11.906	5.533	4.190	3.305	2.687	1.889	1.396
Modified Duration	7.759	4.282	3.402	2.776	2.312	1.679	1.266
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	01/25/2031
Principal # Months	360	360	360	360	360	360	305

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	18	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Maturity

2-A-3

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-18	5.372	4.950	4.950	4.968	4.987	5.030	5.079
Average Life (Years)	6.521	2.425	1.790	1.400	1.138	0.806	0.603
Modified Duration	5.167	2.182	1.645	1.304	1.069	0.766	0.577
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	11/25/2019	05/25/2011	11/25/2009	12/25/2008	04/25/2008	07/25/2007	01/25/2007
Principal # Months	171	69	51	40	32	23	17

2-A-4

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 98-04	5.885	5.528	5.340	5.309	5.398	5.603	5.842
Average Life (Years)	16.870	7.129	5.338	4.168	3.355	2.347	1.739
Modified Duration	10.781	5.842	4.577	3.673	3.013	2.158	1.621
Principal Window Begin	11/25/2019	05/25/2011	11/25/2009	12/25/2008	04/25/2008	07/25/2007	01/25/2007
Principal Window End	04/25/2025	05/25/2014	03/25/2012	10/25/2010	10/25/2009	07/25/2008	10/25/2007
Principal # Months	66	37	29	23	19	13	10

2-A-5

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 98-11	5.941	5.793	5.691	5.576	5.467	5.364	5.371
Average Life (Years)	24.471	13.715	10.568	8.406	6.858	4.811	3.529
Modified Duration	13.054	9.302	7.766	6.547	5.570	4.122	3.123
Principal Window Begin	04/25/2025	05/25/2014	03/25/2012	10/25/2010	10/25/2009	07/25/2008	10/25/2007
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	04/25/2034
Principal # Months	125	256	282	299	311	326	319

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	19	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Maturity

3-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-10	5.636	5.447	5.394	5.363	5.351	5.367	5.419
Average Life (Years)	11.960	5.540	4.190	3.303	2.683	1.886	1.393
Modified Duration	7.786	4.271	3.389	2.764	2.303	1.675	1.266
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	09/25/2033
Principal # Months	360	360	360	360	360	360	337

3-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 98-30	5.684	5.535	5.505	5.500	5.515	5.593	5.717
Average Life (Years)	11.960	5.540	4.190	3.303	2.683	1.886	1.393
Modified Duration	7.764	4.254	3.375	2.752	2.293	1.667	1.260
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	07/25/2035	05/25/2030
Principal # Months	360	360	360	360	360	359	297

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	20	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Preliminary Bond Summary

To Maturity

4-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-07	5.571	5.447	5.429	5.431	5.447	5.506	5.586
Average Life (Years)	12.476	5.678	4.268	3.349	2.712	1.898	1.400
Modified Duration	8.050	4.331	3.419	2.780	2.312	1.678	1.267
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	04/25/2033
Principal # Months	360	360	360	360	360	360	332

4-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 98-26	5.622	5.542	5.549	5.579	5.625	5.750	5.910
Average Life (Years)	12.476	5.678	4.268	3.349	2.712	1.898	1.400
Modified Duration	8.025	4.312	3.403	2.767	2.300	1.670	1.260
Principal Window Begin	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005	09/25/2005
Principal Window End	08/25/2035	08/25/2035	08/25/2035	08/25/2035	08/25/2035	07/25/2035	12/25/2029
Principal # Months	360	360	360	360	360	359	292

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	21	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

MBS New Issue Term Sheet – Collateral Appendix

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-H

$682,054,000 (approximate)

August 9, 2005

1

BoAMS 2005-H $682,054,000 (approximate)

Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 72.70% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$67,149,367

Total Number of Loans		124

Average Loan Principal Balance		$541,527	$359,000 to $1,498,279

WA Gross Coupon		5.367%	4.375% to 6.375%

WA FICO		742	627 to 806

WA Original Term (mos.)		360

WA Remaining Term (mos.)		360	358 to 360

WA OLTV		70.98%	32.69% to 90.29%

WA Months to First Rate Adjustment Date		36 months	34 to 36 months

Gross Margin		2.250%

WA Rate Ceiling		11.367%	10.375% to 12.375%

Geographic Concentration of Mortgaged Properties	CA	44.75%
(Top 5 States) based on the Aggregate Stated	FL	14.48%
Principal Balance	SC	4.64%
	MO	3.47%
	MA	3.46%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	2	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	106	$58,187,571.90	86.65%
Second Home	13	6,670,941.98	9.93
Investor Property	5	2,290,852.94	3.41

Total:	124	$67,149,366.82	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 1 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	76	$40,843,004.72	60.82%
PUD-Detached	22	13,327,575.72	19.85
Condominium	21	10,705,213.58	15.94
PUD-Attached	3	1,234,792.17	1.84
3-Family	1	599,373.56	0.89
Cooperative	1	439,407.07	0.65

Total:	124	$67,149,366.82	100.00%

Mortgage Loan Purpose of the Group 1 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	71	$37,634,545.60	56.05%
Refinance-Rate/Term	37	21,504,840.56	32.03
Refinance-Cashout	16	8,009,980.66	11.93

Total:	124	$67,149,366.82	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	3	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 1 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	54	$30,051,788.32	44.75%
Florida	18	9,721,180.59	14.48
South Carolina	7	3,117,785.04	4.64
Missouri	3	2,329,836.28	3.47
Massachusetts	4	2,324,600.00	3.46
New York	3	2,168,000.00	3.23
Georgia	4	2,053,600.00	3.06
Illinois	4	1,889,407.07	2.81
Arizona	3	1,533,600.00	2.28
New Jersey	3	1,369,500.00	2.04
Washington	3	1,327,268.00	1.98
Virginia	3	1,243,592.17	1.85
North Carolina	2	971,000.00	1.45
Colorado	1	965,000.00	1.44
Indiana	1	800,000.00	1.19
Michigan	2	797,000.00	1.19
New Hampshire	1	750,000.00	1.12
Wyoming	1	599,920.00	0.89
Nevada	1	520,000.00	0.77
Utah	1	520,000.00	0.77
Vermont	1	463,559.74	0.69
Oregon	1	439,529.61	0.65
Maryland	1	429,200.00	0.64
District of Columbia	1	386,000.00	0.57
Connecticut	1	378,000.00	0.56

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, no more than approximately 2.23% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	4	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

California State Distribution of the Mortgaged Properties of the

Group 1 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	29	$16,001,773.56	53.25%
Southern California	25	14,050,014.76	46.75

Total:	54	$30,051,788.32	100.00%

Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
350,000.01 - 400,000.00	21	$8,105,168.99	12.07%
400,000.01 - 450,000.00	28	12,034,829.97	17.92
450,000.01 - 500,000.00	17	8,062,790.92	12.01
500,000.01 - 550,000.00	13	6,874,600.00	10.24
550,000.01 - 600,000.00	15	8,715,241.96	12.98
600,000.01 - 650,000.00	11	6,882,588.54	10.25
650,000.01 - 700,000.00	1	680,000.00	1.01
700,000.01 - 750,000.00	5	3,647,600.00	5.43
750,000.01 - 800,000.00	3	2,360,800.00	3.52
850,000.01 - 900,000.00	4	3,511,267.00	5.23
900,000.01 - 950,000.00	3	2,811,200.00	4.19
950,000.01 - 1,000,000.00	2	1,965,000.00	2.93
1,000,000.01 - 1,500,000.00	1	1,498,279.44	2.23

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $541,527.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	5	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
30.01 - 35.00	4	$1,749,501.03	2.61%
45.01 - 50.00	9	4,924,500.00	7.33
50.01 - 55.00	7	4,174,836.28	6.22
55.01 - 60.00	4	2,998,279.44	4.47
60.01 - 65.00	7	4,319,936.94	6.43
65.01 - 70.00	14	7,795,032.26	11.61
70.01 - 75.00	11	5,599,292.17	8.34
75.01 - 80.00	65	34,123,988.70	50.82
85.01 - 90.00	2	990,000.00	1.47
90.01 - 95.00	1	474,000.00	0.71

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 70.98%.

Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.251 - 4.500	1	$410,000.00	0.61%
4.501 - 4.750	10	4,753,668.00	7.08
4.751 - 5.000	17	9,696,285.04	14.44
5.001 - 5.250	25	14,738,643.65	21.95
5.251 - 5.500	37	19,968,746.51	29.74
5.501 - 5.750	19	9,239,935.43	13.76
5.751 - 6.000	10	5,411,192.17	8.06
6.001 - 6.250	3	1,818,296.02	2.71
6.251 - 6.500	2	1,112,600.00	1.66

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 5.367% per annum.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	6	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Gross Margin of the Group 1 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	124	$67,149,366.82	100.00%

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.250% per annum.

Rate Ceilings of the Group 1 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
10.251 - 10.500	1	$410,000.00	0.61%
10.501 - 10.750	10	4,753,668.00	7.08
10.751 - 11.000	17	9,696,285.04	14.44
11.001 - 11.250	25	14,738,643.65	21.95
11.251 - 11.500	37	19,968,746.51	29.74
11.501 - 11.750	19	9,239,935.43	13.76
11.751 - 12.000	10	5,411,192.17	8.06
12.001 - 12.250	3	1,818,296.02	2.71
12.251 - 12.500	2	1,112,600.00	1.66

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.367% per annum.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	7	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
June 1, 2008	1	$599,920.00	0.89%
July 1, 2008	50	26,575,618.82	39.58
August 1, 2008	73	39,973,828.00	59.53

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 36 months.

Remaining Terms of the Group 1 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	124	$67,149,366.82	100.00%

Total:	124	$67,149,366.82	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 360 months.

Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	5	$2,524,607.07	3.76%
751 - 800	54	30,385,469.82	45.25
701 - 750	45	23,136,974.13	34.46
651 - 700	16	9,323,215.80	13.88
601 - 650	4	1,779,100.00	2.65

Total:	124	$67,149,366.82	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	8	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 68.24% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately .52% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$434,832,788

Total Number of Loans		815

Average Loan Principal Balance		$533,537	$115,662 to $1,498,644

WA Gross Coupon		5.083%	3.500% to 6.625%

WA FICO		745	623 to 817

WA Original Term (mos.)		360

WA Remaining Term (mos.)		359	299 to 360

WA OLTV		71.34%	12.12% to 94.94%

WA Months to First Rate Adjustment Date		60 months	57 to 60 months

Gross Margin		2.250%

WA Rate Ceiling		10.083%	8.500% to 11.625%

Geographic Concentration of Mortgaged Properties	CA	51.64%
(Top 5 States) based on the Aggregate Stated	FL	8.29%
Principal Balance	VA	6.60%
	IL	5.77%
	MD	4.81%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	9	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	746	$398,759,875.99	91.70%
Second Home	65	34,293,618.65	7.89
Investor Property	4	1,779,293.65	0.41

Total:	815	$434,832,788.29	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 2 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	466	$255,205,697.91	58.69%
PUD-Detached	186	100,210,576.86	23.05
Condominium	124	60,063,176.38	13.81
PUD-Attached	29	13,808,912.74	3.18
2-Family	3	1,892,767.20	0.44
Townhouse	4	1,891,072.00	0.43
Cooperative	2	890,585.20	0.20
3-Family	1	870,000.00	0.20

Total:	815	$434,832,788.29	100.00%

Mortgage Loan Purpose of the Group 2 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	537	$281,734,091.98	64.79%
Refinance-Rate/Term	164	96,441,273.12	22.18
Refinance-Cashout	114	56,657,423.19	13.03

Total:	815	$434,832,788.29	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	10	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 2 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	411	$224,536,157.41	51.64%
Florida	67	36,028,375.08	8.29
Virginia	58	28,690,590.78	6.60
Illinois	44	25,103,080.97	5.77
Maryland	39	20,914,047.75	4.81
Texas	19	9,904,349.13	2.28
North Carolina	16	9,179,738.00	2.11
Arizona	16	8,777,727.35	2.02
Massachusetts	16	7,974,124.63	1.83
New York	10	6,089,052.90	1.40
Georgia	14	6,073,131.01	1.40
New Jersey	12	6,008,897.00	1.38
Nevada	13	5,876,788.91	1.35
District of Columbia	12	5,659,632.63	1.30
South Carolina	10	5,171,349.87	1.19
Colorado	10	4,608,414.54	1.06
Tennessee	6	3,809,000.00	0.88
Pennsylvania	6	3,023,012.99	0.70
Washington	6	2,938,062.75	0.68
Hawaii	5	2,799,284.24	0.64
Connecticut	5	1,888,914.52	0.43
Michigan	2	1,396,218.08	0.32
Minnesota	2	1,318,603.00	0.30
Oregon	2	931,315.19	0.21
Wisconsin	2	741,000.00	0.17
Missouri	2	700,400.00	0.16
Kentucky	1	659,005.93	0.15
Delaware	1	558,066.00	0.13
Utah	1	520,000.00	0.12
New Hampshire	1	458,500.00	0.11
Ohio	1	449,351.63	0.10
Rhode Island	1	426,400.00	0.10
Montana	1	420,000.00	0.10
New Mexico	1	401,200.00	0.09
Vermont	1	400,000.00	0.09
Kansas	1	398,996.00	0.09

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, no more than approximately 0.88% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	11	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

California State Distribution of the Mortgaged Properties of the

Group 2 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	233	$126,552,567.61	56.36%
Southern California	178	97,983,589.80	43.64

Total:	411	$224,536,157.41	100.00%

Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
100,000.01 - 150,000.00	2	$256,461.57	0.06%
150,000.01 - 200,000.00	2	361,035.00	0.08
200,000.01 - 250,000.00	2	446,400.00	0.10
250,000.01 - 300,000.00	5	1,442,400.00	0.33
350,000.01 - 400,000.00	143	54,923,019.82	12.63
400,000.01 - 450,000.00	166	70,662,282.33	16.25
450,000.01 - 500,000.00	141	67,501,781.74	15.52
500,000.01 - 550,000.00	99	52,002,687.06	11.96
550,000.01 - 600,000.00	63	36,535,051.60	8.40
600,000.01 - 650,000.00	48	30,115,191.27	6.93
650,000.01 - 700,000.00	34	23,057,590.20	5.30
700,000.01 - 750,000.00	24	17,459,158.65	4.02
750,000.01 - 800,000.00	23	17,945,408.83	4.13
800,000.01 - 850,000.00	11	9,126,379.79	2.10
850,000.01 - 900,000.00	14	12,306,273.37	2.83
900,000.01 - 950,000.00	9	8,379,941.06	1.93
950,000.01 - 1,000,000.00	13	12,875,199.00	2.96
1,000,000.01 - 1,500,000.00	16	19,436,527.00	4.47

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $533,537.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	12	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
10.01 - 15.00	1	$400,000.00	0.09%
15.01 - 20.00	1	388,000.00	0.09
20.01 - 25.00	4	2,494,000.00	0.57
25.01 - 30.00	2	1,034,000.00	0.24
30.01 - 35.00	8	4,489,717.50	1.03
35.01 - 40.00	12	6,970,457.07	1.60
40.01 - 45.00	10	6,734,625.24	1.55
45.01 - 50.00	29	18,370,963.31	4.22
50.01 - 55.00	27	13,624,442.16	3.13
55.01 - 60.00	31	16,720,049.38	3.85
60.01 - 65.00	47	26,942,266.08	6.20
65.01 - 70.00	89	54,271,812.73	12.48
70.01 - 75.00	80	46,163,678.81	10.62
75.01 - 80.00	465	232,526,949.91	53.48
80.01 - 85.00	2	745,487.45	0.17
85.01 - 90.00	5	2,202,771.37	0.51
90.01 - 95.00	2	753,567.28	0.17

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.34%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	13	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
3.251 - 3.500	1	$431,920.00	0.10%
3.501 - 3.750	6	3,733,236.54	0.86
3.751 - 4.000	15	8,287,755.87	1.91
4.001 - 4.250	23	12,657,126.86	2.91
4.251 - 4.500	34	17,598,811.37	4.05
4.501 - 4.750	84	44,474,923.68	10.23
4.751 - 5.000	194	107,115,099.84	24.63
5.001 - 5.250	215	114,757,425.47	26.39
5.251 - 5.500	173	90,246,370.78	20.75
5.501 - 5.750	52	26,184,989.44	6.02
5.751 - 6.000	10	4,558,064.00	1.05
6.001 - 6.250	4	1,941,620.46	0.45
6.251 - 6.500	3	2,331,443.98	0.54
6.501 - 6.750	1	514,000.00	0.12

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.083% per annum.

Gross Margin of the Group 2 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	815	$434,832,788.29	100.00%

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.250% per annum.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	14	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Rate Ceilings of the Group 2 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
8.251 - 8.500	1	$431,920.00	0.10%
8.501 - 8.750	6	3,733,236.54	0.86
8.751 - 9.000	15	8,287,755.87	1.91
9.001 - 9.250	23	12,657,126.86	2.91
9.251 - 9.500	34	17,598,811.37	4.05
9.501 - 9.750	84	44,474,923.68	10.23
9.751 - 10.000	194	107,115,099.84	24.63
10.001 - 10.250	215	114,757,425.47	26.39
10.251 - 10.500	173	90,246,370.78	20.75
10.501 - 10.750	52	26,184,989.44	6.02
10.751 - 11.000	10	4,558,064.00	1.05
11.001 - 11.250	4	1,941,620.46	0.45
11.251 - 11.500	3	2,331,443.98	0.54
11.501 - 11.750	1	514,000.00	0.12

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.083% per annum.

First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
May 1, 2010	1	$296,000.00	0.07%
June 1, 2010	7	3,356,166.94	0.77
July 1, 2010	389	209,660,652.78	48.22
August 1, 2010	418	221,519,968.57	50.94

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 60 months.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	15	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Remaining Terms of the Group 2 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
281 - 300	2	$921,656.87	0.21%
341 - 360	813	433,911,131.42	99.79

Total:	815	$434,832,788.29	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	47	$23,493,271.55	5.40%
751 - 800	363	196,162,284.55	45.11
701 - 750	273	147,957,338.79	34.03
651 - 700	110	54,933,534.66	12.63
601 - 650	18	10,434,494.71	2.40
Not Scored	4	1,851,864.03	0.43

Total:	815	$434,832,788.29	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	16	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 56.95% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$123,664,847

Total Number of Loans		232

Average Loan Principal Balance		$533,038	$365,600 to $1,500,000

WA Gross Coupon		5.336%	4.375% to 6.125%

WA FICO		747	630 to 827

WA Original Term (mos.)		360

WA Remaining Term (mos.)		360	358 to 360

WA OLTV		71.46%	23.81% to 95.00%

WA Months to First Rate Adjustment Date		84 months	82 to 84 months

Gross Margin		2.250%

WA Rate Ceiling		10.336%	9.375% to 11.125%

Geographic Concentration of Mortgaged Properties	CA	51.47%
(Top 5 States) based on the Aggregate Stated	FL	7.49%
Principal Balance	SC	5.40%
	VA	5.23%
	IL	3.98%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	17	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	207	$111,425,868.56	90.10%
Second Home	24	11,755,778.25	9.51
Investor Property	1	483,200.00	0.39

Total:	232	$123,664,846.81	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 3 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	132	$72,016,203.13	58.23%
PUD-Detached	53	27,529,394.66	22.26
Condominium	37	19,249,844.45	15.57
PUD-Attached	8	3,915,404.57	3.17
Townhouse	2	954,000.00	0.77

Total:	232	$123,664,846.81	100.00%

Mortgage Loan Purpose of the Group 3 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	138	$73,775,269.40	59.66%
Refinance-Rate/Term	53	28,612,631.36	23.14
Refinance-Cashout	41	21,276,946.05	17.21

Total:	232	$123,664,846.81	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	18	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Geographic Distribution of the Mortgage Properties of the Group 3 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	113	$63,645,987.52	51.47%
Florida	20	9,262,816.80	7.49
South Carolina	13	6,683,740.00	5.40
Virginia	13	6,462,789.00	5.23
Illinois	9	4,924,248.51	3.98
District of Columbia	10	4,504,538.05	3.64
Texas	8	4,068,158.85	3.29
New York	4	3,122,454.88	2.52
Maryland	7	3,017,381.80	2.44
Arizona	4	2,168,568.53	1.75
Massachusetts	3	1,731,700.30	1.40
Oregon	3	1,556,077.33	1.26
North Carolina	3	1,458,100.00	1.18
Nevada	3	1,337,400.00	1.08
Georgia	3	1,324,541.00	1.07
Minnesota	2	1,212,500.00	0.98
Missouri	2	1,205,600.00	0.97
New Jersey	2	1,058,284.35	0.86
Colorado	2	1,024,000.00	0.83
Pennsylvania	1	625,000.00	0.51
Connecticut	1	512,200.00	0.41
Wisconsin	1	509,415.01	0.41
Idaho	1	499,465.46	0.40
Tennessee	1	478,905.42	0.39
New Mexico	1	446,574.00	0.36
Washington	1	414,400.00	0.34
Rhode Island	1	410,000.00	0.33

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, no more than approximately 2.18% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	19	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

California State Distribution of the Mortgaged Properties of the Group 3 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	57	$33,413,166.86	52.50%
Southern California	56	30,232,820.66	47.50

Total:	113	$63,645,987.52	100.00%

Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
350,000.01 - 400,000.00	36	$13,842,438.48	11.19%
400,000.01 - 450,000.00	49	20,996,672.04	16.98
450,000.01 - 500,000.00	38	18,031,785.62	14.58
500,000.01 - 550,000.00	32	16,777,875.53	13.57
550,000.01 - 600,000.00	20	11,523,650.90	9.32
600,000.01 - 650,000.00	21	13,167,947.20	10.65
650,000.01 - 700,000.00	6	4,010,135.42	3.24
700,000.01 - 750,000.00	5	3,644,275.62	2.95
750,000.01 - 800,000.00	10	7,782,488.33	6.29
800,000.01 - 850,000.00	5	4,153,058.62	3.36
850,000.01 - 900,000.00	5	4,348,464.17	3.52
900,000.01 - 950,000.00	1	926,054.88	0.75
950,000.01 - 1,000,000.00	3	2,960,000.00	2.39
1,000,000.01 - 1,500,000.00	1	1,500,000.00	1.21

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $533,038.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	20	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
20.01 - 25.00	1	$499,465.46	0.40%
25.01 - 30.00	1	550,000.00	0.44
35.01 - 40.00	2	1,268,591.50	1.03
40.01 - 45.00	3	1,839,033.45	1.49
45.01 - 50.00	7	3,643,105.63	2.95
50.01 - 55.00	15	7,852,383.79	6.35
55.01 - 60.00	11	6,057,695.20	4.90
60.01 - 65.00	13	7,880,702.84	6.37
65.01 - 70.00	31	16,601,589.85	13.42
70.01 - 75.00	24	13,440,880.73	10.87
75.01 - 80.00	121	62,698,660.97	50.70
85.01 - 90.00	1	526,500.00	0.43
90.01 - 95.00	2	806,237.39	0.65

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.46%.

Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.251 - 4.500	4	$1,985,721.63	1.61%
4.501 - 4.750	7	3,345,920.00	2.71
4.751 - 5.000	20	10,557,458.38	8.54
5.001 - 5.250	69	37,316,543.16	30.18
5.251 - 5.500	90	48,435,542.26	39.17
5.501 - 5.750	32	17,063,924.89	13.80
5.751 - 6.000	9	4,531,025.91	3.66
6.001 - 6.250	1	428,710.58	0.35

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.336% per annum.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	21	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Gross Margin of the Group 3 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	232	$123,664,846.81	100.00%

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.250% per annum.

Rate Ceilings of the Group 3 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
9.251 - 9.500	4	$1,985,721.63	1.61%
9.501 - 9.750	7	3,345,920.00	2.71
9.751 - 10.000	20	10,557,458.38	8.54
10.001 - 10.250	69	37,316,543.16	30.18
10.251 - 10.500	90	48,435,542.26	39.17
10.501 - 10.750	32	17,063,924.89	13.80
10.751 - 11.000	9	4,531,025.91	3.66
11.001 - 11.250	1	428,710.58	0.35

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.336% per annum.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	22	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
June 1, 2012	1	$406,500.00	0.33%
July 1, 2012	102	55,566,854.81	44.93
August 1, 2012	129	67,691,492.00	54.74

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 84 months.

Remaining Terms of the Group 3 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	232	$123,664,846.81	100.00%

Total:	232	$123,664,846.81	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 360 months.

Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	12	$7,655,538.32	6.19%
751 - 800	110	57,727,172.27	46.68
701 - 750	73	38,514,100.01	31.14
651 - 700	28	15,732,575.95	12.72
601 - 650	9	4,035,460.26	3.26

Total:	232	$123,664,846.81	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	23	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Collateral Summary of Group 4 Mortgage Loans

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 78.78% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$81,144,836

Total Number of Loans		144

Average Loan Principal Balance		$563,506	$360,000 to $ 1,030,000

WA Gross Coupon		5.438%	4.375% to 6.250%

WA FICO		759	645 to 812

WA Original Term (mos.)		360

WA Remaining Term (mos.)		360	359 to 360

WA OLTV		66.17%	21.43% to 80.00%

WA Months to First Rate Adjustment Date		120 months	119 to 120 months

Gross Margin		2.250%

WA Rate Ceiling		10.438%	9.375% to 11.250%

Geographic Concentration of Mortgaged Properties	CA	60.97%
(Top 5 States) based on the Aggregate Stated	VA	6.08%
Principal Balance	FL	5.05%
	GA	3.93%
	MD	3.35%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	24	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	132	$75,030,810.92	92.47%
Second Home	11	5,638,025.00	6.95
Investor Property	1	476,000.00	0.59

Total:	144	$81,144,835.92	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 4 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	88	$51,031,051.88	62.89%
PUD-Detached	41	22,914,184.96	28.24
Condominium	12	5,744,399.08	7.08
PUD-Attached	2	979,200.00	1.21
2-Family	1	476,000.00	0.59

Total:	144	$81,144,835.92	100.00%

Mortgage Loan Purpose of the Group 4 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	80	$43,831,988.83	54.02%
Refinance-Rate/Term	42	24,885,547.09	30.67
Refinance-Cashout	22	12,427,300.00	15.31

Total:	144	$81,144,835.92	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	25	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 4 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	85	$49,471,708.18	60.97%
Virginia	10	4,933,000.00	6.08
Florida	8	4,097,700.00	5.05
Georgia	6	3,190,400.00	3.93
Maryland	5	2,718,513.87	3.35
North Carolina	5	2,506,435.00	3.09
South Carolina	4	2,484,455.00	3.06
Texas	4	2,055,144.00	2.53
Connecticut	3	1,803,920.00	2.22
Nevada	3	1,508,561.49	1.86
New Jersey	2	1,178,484.07	1.45
District of Columbia	2	1,177,000.00	1.45
Illinois	2	1,149,000.00	1.42
Massachusetts	1	1,000,000.00	1.23
Arizona	1	584,000.00	0.72
Washington	1	492,000.00	0.61
Maine	1	400,000.00	0.49
New York	1	394,514.31	0.49

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, no more than approximately 1.86% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

California State Distribution of the Mortgaged Properties of the

Group 4 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	49	$28,444,525.00	57.50%
Southern California	36	21,027,183.18	42.50

Total:	85	$49,471,708.18	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	26	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
350,000.01 - 400,000.00	17	$6,523,977.46	8.04%
400,000.01 - 450,000.00	20	8,568,072.58	10.56
450,000.01 - 500,000.00	26	12,501,619.00	15.41
500,000.01 - 550,000.00	18	9,403,048.87	11.59
550,000.01 - 600,000.00	15	8,767,000.00	10.80
600,000.01 - 650,000.00	19	11,941,225.00	14.72
650,000.01 - 700,000.00	9	6,160,000.00	7.59
700,000.01 - 750,000.00	3	2,188,000.00	2.70
750,000.01 - 800,000.00	6	4,692,900.00	5.78
800,000.01 - 850,000.00	2	1,675,000.00	2.06
850,000.01 - 900,000.00	2	1,775,000.00	2.19
900,000.01 - 950,000.00	1	918,993.01	1.13
950,000.01 - 1,000,000.00	5	5,000,000.00	6.16
1,000,000.01 - 1,500,000.00	1	1,030,000.00	1.27

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $563,506.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	27	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
20.01 - 25.00	2	$1,300,000.00	1.60%
25.01 - 30.00	3	1,898,705.00	2.34
30.01 - 35.00	2	1,150,000.00	1.42
35.01 - 40.00	1	800,000.00	0.99
40.01 - 45.00	4	2,600,000.00	3.20
45.01 - 50.00	7	3,460,500.00	4.26
50.01 - 55.00	9	5,482,500.00	6.76
55.01 - 60.00	16	8,867,284.07	10.93
60.01 - 65.00	10	5,808,318.01	7.16
65.01 - 70.00	20	11,068,314.31	13.64
70.01 - 75.00	13	6,808,560.57	8.39
75.01 - 80.00	57	31,900,653.96	39.31

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 66.17%.

Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.251 - 4.500	3	$1,876,000.00	2.31%
4.501 - 4.750	5	2,787,920.00	3.44
4.751 - 5.000	2	983,514.31	1.21
5.001 - 5.250	30	18,602,566.09	22.93
5.251 - 5.500	59	32,896,889.95	40.54
5.501 - 5.750	30	16,067,961.49	19.80
5.751 - 6.000	13	6,683,479.08	8.24
6.001 - 6.250	2	1,246,505.00	1.54

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.438% per annum.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	28	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Gross Margin of the Group 4 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	144	$81,144,835.92	100.00%

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.250% per annum.

Rate Ceilings of the Group 4 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
9.251 - 9.500	3	$1,876,000.00	2.31%
9.501 - 9.750	5	2,787,920.00	3.44
9.751 - 10.000	2	983,514.31	1.21
10.001 - 10.250	30	18,602,566.09	22.93
10.251 - 10.500	59	32,896,889.95	40.54
10.501 - 10.750	30	16,067,961.49	19.80
10.751 - 11.000	13	6,683,479.08	8.24
11.001 - 11.250	2	1,246,505.00	1.54

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.438% per annum.

First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
July 1, 2015	42	$21,118,950.92	26.03%
August 1, 2015	102	60,025,885.00	73.97

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 120 months.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	29	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Remaining Terms of the Group 4 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	144	$81,144,835.92	100.00%

Total:	144	$81,144,835.92	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.

Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	10	$5,642,920.00	6.95%
751 - 800	86	49,142,806.84	60.56
701 - 750	38	20,882,984.08	25.74
651 - 700	9	5,019,500.00	6.19
601 - 650	1	456,625.00	0.56

Total:	144	$81,144,835.92	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	30	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Collateral Summary of the Mortgage Loans

Description of The Mortgage Loans

The Mortgage Loans consist of 3/1, 5/1, 7/1 and 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3, 5, 7 and 10 years, respectively after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 67.90% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and 2% for every adjustment date thereafter for the 3/1 Hybrid Arms and Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter for the 5/1, 7/1 and 10/1 Hybrid Arms. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% for the 3/1 Hybrid Arms and 5% for the 5/1, 7/1 and 10/1 Hybrid Arms, over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.32% of the Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$706,791,838

Total Number of Loans		1,315

Average Loan Principal Balance		$537,484	$115,662 to $1,500,000

WA Gross Coupon		5.195%	3.500% to 6.625%

WA FICO		747	623 to 827

WA Original Term (mos.)		360

WA Remaining Term (mos.)		359	299 to 360

WA OLTV		70.73%	12.12% to 95.00%

WA Months to First Rate Adjustment Date		68 months	34 to 120 months

Gross Margin		2.250%

WA Rate Ceiling		10.290%	8.500% to 12.375%
Geographic Concentration of Mortgaged Properties	CA	52.02%
(Top 5 States) based on the Aggregate Stated	FL	8.36%
Principal Balance	VA	5.85%
	IL	4.68%
	MD	3.83%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	31	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Occupancy of Mortgaged Properties of the Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	1,191	$643,404,127.37	91.03%
Second Home	113	58,358,363.88	8.26
Investor Property	11	5,029,346.59	0.71

Total:	1,315	$706,791,837.84	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	762	$419,095,957.64	59.30%
PUD-Detached	302	163,981,732.20	23.20
Condominium	194	95,762,633.49	13.55
PUD-Attached	42	19,938,309.48	2.82
Townhouse	6	2,845,072.00	0.40
2-Family	4	2,368,767.20	0.34
3-Family	2	1,469,373.56	0.21
Cooperative	3	1,329,992.27	0.19

Total:	1,315	$706,791,837.84	100.00%

Mortgage Loan Purpose of the Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	826	$436,975,895.81	61.83%
Refinance-Rate/Term	296	171,444,292.13	24.26
Refinance-Cashout	193	98,371,649.90	13.92

Total:	1,315	$706,791,837.84	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	32	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Geographic Distribution of the Mortgage Properties of the Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	663	$367,705,641.43	52.02%
Florida	113	59,110,072.47	8.36
Virginia	84	41,329,971.95	5.85
Illinois	59	33,065,736.55	4.68
Maryland	52	27,079,143.42	3.83
South Carolina	34	17,457,329.91	2.47
Texas	31	16,027,651.98	2.27
North Carolina	26	14,115,273.00	2.00
Arizona	24	13,063,895.88	1.85
Massachusetts	24	13,030,424.93	1.84
Georgia	27	12,641,672.01	1.79
New York	18	11,774,022.09	1.67
District of Columbia	25	11,727,170.68	1.66
New Jersey	19	9,615,165.42	1.36
Nevada	20	9,242,750.40	1.31
Colorado	13	6,597,414.54	0.93
Washington	11	5,171,730.75	0.73
Connecticut	10	4,583,034.52	0.65
Tennessee	7	4,287,905.42	0.61
Missouri	7	4,235,836.28	0.60
Pennsylvania	7	3,648,012.99	0.52
Oregon	6	2,926,922.13	0.41
Hawaii	5	2,799,284.24	0.40
Minnesota	4	2,531,103.00	0.36
Michigan	4	2,193,218.08	0.31
Wisconsin	3	1,250,415.01	0.18
New Hampshire	2	1,208,500.00	0.17
Utah	2	1,040,000.00	0.15
Vermont	2	863,559.74	0.12
New Mexico	2	847,774.00	0.12
Rhode Island	2	836,400.00	0.12
Indiana	1	800,000.00	0.11
Kentucky	1	659,005.93	0.09
Wyoming	1	599,920.00	0.08
Delaware	1	558,066.00	0.08
Idaho	1	499,465.46	0.07
Ohio	1	449,351.63	0.06
Montana	1	420,000.00	0.06
Maine	1	400,000.00	0.06
Kansas	1	398,996.00	0.06

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, no more than approximately 0.68% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	33	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

California State Distribution of the Mortgaged Properties of the Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	364	$202,460,274.23	55.06%
Southern California	299	165,245,367.20	44.94

Total:	663	$367,705,641.43	100.00%

Current Mortgage Loan Principal Balances of the Mortgage Loans (1)
Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
100,000.01 - 150,000.00	2	$256,461.57	0.04%
150,000.01 - 200,000.00	2	361,035.00	0.05
200,000.01 - 250,000.00	2	446,400.00	0.06
250,000.01 - 300,000.00	5	1,442,400.00	0.20
350,000.01 - 400,000.00	217	83,394,604.75	11.80
400,000.01 - 450,000.00	263	112,261,856.92	15.88
450,000.01 - 500,000.00	222	106,097,977.28	15.01
500,000.01 - 550,000.00	162	85,058,211.46	12.03
550,000.01 - 600,000.00	113	65,540,944.46	9.27
600,000.01 - 650,000.00	99	62,106,952.01	8.79
650,000.01 - 700,000.00	50	33,907,725.62	4.80
700,000.01 - 750,000.00	37	26,939,034.27	3.81
750,000.01 - 800,000.00	42	32,781,597.16	4.64
800,000.01 - 850,000.00	18	14,954,438.41	2.12
850,000.01 - 900,000.00	25	21,941,004.54	3.10
900,000.01 - 950,000.00	14	13,036,188.95	1.84
950,000.01 - 1,000,000.00	23	22,800,199.00	3.23
1,000,000.01 - 1,500,000.00	19	23,464,806.44	3.32

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $537,484.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	34	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Original Loan-To-Value Ratios of the Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
10.01 - 15.00	1	$400,000.00	0.06%
15.01 - 20.00	1	388,000.00	0.05
20.01 - 25.00	7	4,293,465.46	0.61
25.01 - 30.00	6	3,482,705.00	0.49
30.01 - 35.00	14	7,389,218.53	1.05
35.01 - 40.00	15	9,039,048.57	1.28
40.01 - 45.00	17	11,173,658.69	1.58
45.01 - 50.00	52	30,399,068.94	4.30
50.01 - 55.00	58	31,134,162.23	4.40
55.01 - 60.00	62	34,643,308.09	4.90
60.01 - 65.00	77	44,951,223.87	6.36
65.01 - 70.00	154	89,736,749.15	12.70
70.01 - 75.00	128	72,012,412.28	10.19
75.01 - 80.00	708	361,250,253.54	51.11
80.01 - 85.00	2	745,487.45	0.11
85.01 - 90.00	8	3,719,271.37	0.53
90.01 - 95.00	5	2,033,804.67	0.29

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 70.73%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	35	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Current Mortgage Interest Rates of the Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
3.251 - 3.500	1	$431,920.00	0.06%
3.501 - 3.750	6	3,733,236.54	0.53
3.751 - 4.000	15	8,287,755.87	1.17
4.001 - 4.250	23	12,657,126.86	1.79
4.251 - 4.500	42	21,870,533.00	3.09
4.501 - 4.750	106	55,362,431.68	7.83
4.751 - 5.000	233	128,352,357.57	18.16
5.001 - 5.250	339	185,415,178.37	26.23
5.251 - 5.500	359	191,547,549.50	27.10
5.501 - 5.750	133	68,556,811.25	9.70
5.751 - 6.000	42	21,183,761.16	3.00
6.001 - 6.250	10	5,435,132.06	0.77
6.251 - 6.500	5	3,444,043.98	0.49
6.501 - 6.750	1	514,000.00	0.07

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 5.195% per annum.

Gross Margin of the Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	1,315	$706,791,837.84	100.00%

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.250% per annum.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	36	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Rate Ceilings of the Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
8.251 - 8.500	1	$431,920.00	0.06%
8.501 - 8.750	6	3,733,236.54	0.53
8.751 - 9.000	15	8,287,755.87	1.17
9.001 - 9.250	23	12,657,126.86	1.79
9.251 - 9.500	41	21,460,533.00	3.04
9.501 - 9.750	96	50,608,763.68	7.16
9.751 - 10.000	216	118,656,072.53	16.79
10.001 - 10.250	314	170,676,534.72	24.15
10.251 - 10.500	323	171,988,802.99	24.33
10.501 - 10.750	124	64,070,543.82	9.06
10.751 - 11.000	49	25,468,854.03	3.60
11.001 - 11.250	32	18,355,479.69	2.60
11.251 - 11.500	40	22,300,190.49	3.16
11.501 - 11.750	20	9,753,935.43	1.38
11.751 - 12.000	10	5,411,192.17	0.77
12.001 - 12.250	3	1,818,296.02	0.26
12.251 - 12.500	2	1,112,600.00	0.16

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 10.290% per annum.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	37	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

First Rate Adjustment Date of the Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
June 1, 2008	1	$599,920.00	0.08%
July 1, 2008	50	26,575,618.82	3.76
August 1, 2008	73	39,973,828.00	5.66
May 1, 2010	1	296,000.00	0.04
June 1, 2010	7	3,356,166.94	0.47
July 1, 2010	389	209,660,652.78	29.66
August 1, 2010	418	221,519,968.57	31.34
June 1, 2012	1	406,500.00	0.06
July 1, 2012	102	55,566,854.81	7.86
August 1, 2012	129	67,691,492.00	9.58
July 1, 2015	42	21,118,950.92	2.99
August 1, 2015	102	60,025,885.00	8.49

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Mortgage Loans is expected to be approximately 68 months.

Remaining Terms of the Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
281 - 300	2	$921,656.87	0.13%
341 - 360	1,313	705,870,180.97	99.87

Total:	1,315	$706,791,837.84	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	38	RESIDENTIAL MORTGAGE FINANCE 8/9/2005

BoAMS 2005-H $682,054,000 (approximate)

Credit Scoring of Mortgagors of the Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	74	$39,316,336.94	5.56%
751 - 800	613	333,417,733.48	47.17
701 - 750	429	230,491,397.01	32.61
651 - 700	163	85,008,826.41	12.03
601 - 650	32	16,705,679.97	2.36
Not Scored	4	1,851,864.03	0.26

Total:	1,315	$706,791,837.84	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	39	RESIDENTIAL MORTGAGE FINANCE 8/9/2005